Exhibit 4.1

PFIZER INC.

and

THE BANK OF NEW YORK MELLON,

as Trustee and Principal Paying Agent

SECOND SUPPLEMENTAL INDENTURE

Dated as of June 2, 2009

to

INDENTURE

Dated as of January 30, 2001

€1,850,000,000 3.625% Notes due 2013
€2,000,000,000 4.750% Notes due 2016
€2,000,000,000 5.750% Notes due 2021
£1,500,000,000 6.500% Notes due 2038

TABLE OF CONTENTS

Page

ARTICLE ONE
Definitions

Section 101 Definition of Terms......................................................................... 7

ARTICLE TWO
General Terms and Conditions of the Euro Notes due 2013

ARTICLE THREE
General Terms and Conditions of the Euro Notes due 2016

ARTICLE FOUR
General Terms and Conditions of the Euro Notes due 2021

Section 407 Redemption.................................................................................. 11
Section 408 Global Securities........................................................................... 11

ARTICLE FIVE
General Terms and Conditions of the Sterling Notes

ARTICLE SIX
General Terms of the Notes

ARTICLE SEVEN
Optional Redemption of the Notes; No Sinking Fund

ARTICLE EIGHT
Original Issue Amount of Notes

Section 801 Original Issue Amount of the Euro Notes due 2013....................... 21
Section 802 Original Issue Amount of the Euro Notes due 2016....................... 21
Section 803 Original Issue Amount of the Euro Notes due 2021....................... 21
Section 804 Original Issue Amount of the Sterling Notes.................................. 21

ARTICLE NINE
Particular Covenants of the Company

ARTICLE TEN
Taxation

ARTICLE ELEVEN
Prescription

Section 1101 Prescription.................................................................................. 28

ARTICLE TWELVE
Miscellaneous

Section 1211 Counterparts.................................................................................. 30

Exhibits

Exhibit A      Form of Temporary Global Security Representing the Euro Notes due 2013
Exhibit B      Form of Permanent Global Security Representing the Euro Notes due 2013
Exhibit C      Form of Definitive Bearer Security Representing the Euro Notes due 2013 and Related Coupon
Exhibit D      Form of Temporary Global Security Representing the Euro Notes due 2016
Exhibit E      Form of Permanent Global Security Representing the Euro Notes due 2016
Exhibit F      Form of Definitive Bearer Security Representing the Euro Notes due 2016 and Related Coupon
Exhibit G     Form of Temporary Global Security Representing the Euro Notes due 2021
Exhibit H     Form of Permanent Global Security Representing the Euro Notes due 2021
Exhibit  I     Form of Definitive Bearer Security Representing the Euro Notes due 2021 and Related Coupon
Exhibit  J     Form of Temporary Global Security Representing the Sterling Notes
Exhibit  K    Form of Permanent Global Security Representing the Sterling Notes
Exhibit  L     Form of Definitive Bearer Security Representing the Sterling Notes and Related Coupon

SECOND SUPPLEMENTAL INDENTURE, dated as of June 2, 2009 (the "Second Supplemental Indenture"), between Pfizer Inc., a corporation duly organized and existing under the laws of the State of Delaware, having its principal office at 235 East 42nd Street, New York, New York, 10017 (the "Company"), and The Bank of New York Mellon (formerly The Bank of New York, a New York banking corporation (successor to JPMorgan Chase Bank, N.A. (formerly JPMorgan Chase Bank, formerly The Chase Manhattan Bank (successor to The Chase Manhattan Bank (National Association))))), as trustee (the "Trustee") and principal paying agent (the "Principal Paying Agent").

WHEREAS, the Company executed and delivered the indenture, dated as of January 30, 2001, to the Trustee (the "Base Indenture"), to provide for the issuance of the Company's notes, bonds, debentures or any other evidences of indebtedness (the "Securities");

WHEREAS, pursuant to Section 901 of the Base Indenture, the Company desires to provide for the issuance of (i) a new series of its Securities to be known as its 3.625 per cent. Notes due 2013 (the "Euro Notes due 2013"), (ii) a new series of its Securities to be known as its 4.750 per cent. Notes due 2016 (the "Euro Notes due 2016"), (iii) a new series of its Securities to be known as its 5.750 per cent. Notes due 2021 (the "Euro Notes due 2021" and, together with the Euro Notes due 2013 and the Euro Notes due 2016, the "Euro Notes"), and (iv) a new series of its Securities to be known as its 6.500 per cent. Notes due 2038 (the "Sterling Notes" and together with the Euro Notes, the "Notes" and individually, each a series of Notes) and to establish the forms of the Notes thereof, as in Section 202 of the Base Indenture provided, and to set forth the terms thereof, as in Section 301 of the Base Indenture provided and to provide for the application thereto of the covenants set forth in Article Nine hereof, as in Section 901(2) of the Base Indenture provided;

WHEREAS, the Securities Committee of the Company, pursuant to an authorization of the Board of Directors of the Company dated June 27, 2002, has duly authorized, by a resolution duly adopted on May 27, 2009, the issuance of up to €1,850,000,000 aggregate principal amount of the Euro Notes due 2013, €2,000,000,000 aggregate principal amount of the Euro Notes due 2016, €2,000,000,000 aggregate principal amount of the Euro Notes due 2021 and £1,500,000,000 aggregate principal amount of the Sterling Notes;

WHEREAS, the Company has requested that the Trustee execute and deliver this Second Supplemental Indenture; and

WHEREAS, all things necessary to make this Second Supplemental Indenture a valid agreement of the Company, in accordance with its terms, and to make the Notes, when executed by the Company and authenticated and delivered by the Trustee, the valid obligations of the Company, have been done;

NOW THEREFORE, in consideration of the premises and the purchase and acceptance of each series of Notes by the Holders thereof, and for the purpose of setting forth, as provided in the Base Indenture and the Second Supplemental Indenture (together the

"Indenture"), the forms and terms of the Notes, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Notes, as follows:

ARTICLE ONE

DEFINITIONS

Section 101 Definition of Terms. Unless the context otherwise requires:

(a) each term defined in the Base Indenture has the same meaning when used in this Second Supplemental Indenture;
(b) each term defined anywhere in this Second Supplemental Indenture has the same meaning throughout;
(c) the singular includes the plural and vice versa; and
(d) headings are for convenience of reference only and do not affect interpretation.

ARTICLE TWO

GENERAL TERMS AND CONDITIONS OF THE EURO NOTES DUE 2013

Section 201 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, as authorized from time to time pursuant to resolutions of the Company or the maximum authorized in each Company Order, designated as the "Euro Notes due 2013", which is not limited in aggregate principal amount. The aggregate principal amount of the Euro Notes due 2013 to be issued as of the date hereof is set forth in Article Eight hereof.

Section 202 Maturity. The Stated Maturity of principal of the Euro Notes due 2013 is June 3, 2013.

Section 203 Form and Denominations. The Euro Notes due 2013 shall be in bearer form, serially numbered and shall be issuable in denomination of €50,000 (fifty thousand Euros) and, in the case of definitive Bearer Securities, with Coupons attached on issue. The Euro Notes due 2013 are intended to be held in a manner which would allow Eurosystem eligibility.

Section 204 Interest and Interest Payment Dates. The Euro Notes due 2013 bear interest from and including June 3, 2009 at the rate of 3.625 per cent. Per annum, payable annually in arrear on each June 3 (each an "Interest Payment Date"). The first payment (representing a full year's interest) (for the period from and including June 3, 2009 but excluding

June 3, 2010 and amounting to €1,812.50 per €50,000 principal amount of Euro Notes due 2013) shall be made on June 3, 2010.

Section 205 Method of Payment. Payments made outside the United States with respect to the Euro Notes due 2013 represented by a definitive Bearer Security will be made by credit or wire transfer to a Euro account (or any other account to which Euro may be credited or transferred) located outside the United States specified by the payee or, at the option of the payee, by Euro. The Dollar equivalent of the Euro-denominated payment amount shall be calculated by the method described in Section 312(g) of the Base Indenture.

Section 206 Further Issues of the Euro Notes due 2013. The Company may without the consent of the Holders of the Euro Notes due 2013 create and issue further Euro Notes due 2013 (whether in bearer or registered form) either (i) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) as the Euro Notes due 2013 and so that the such further Euro Notes due 2013 shall be consolidated and form a single series with the outstanding Euro Notes due 2013 constituted by the Indenture or any supplemental indenture, in accordance with the rules and procedures of Euroclear and/or Clearstream, Luxembourg or (ii) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Company may determine at the time of the issue. Any further notes or bonds which are to form a single series with the outstanding Euro Notes due 2013 constituted by the Indenture or any supplemental indenture shall, and any other further notes or bonds may (with the consent of the Trustee), be constituted by an indenture supplemental to the Indenture.

Section 207 Redemption. The Euro Notes due 2013 are subject to the redemption provisions set forth in Sections 701, 702(a) and 703 hereof.

Section 208 Global Securities. Upon their original issuance, the Euro Notes due 2013 will be represented by a single temporary Global Security in or substantially in the form attached hereto as Exhibit A which will be exchanged in accordance with its terms for a permanent Global Security in or substantially in the form attached hereto as Exhibit B. The permanent Global Security representing the Euro Notes due 2013 will be exchangeable for definitive Bearer Securities in accordance with its terms. Definitive Bearer Securities in or substantially in the form attached hereto as Exhibit C may be delivered in exchange for any portion of a temporary or permanent Global Security representing the Euro Notes due 2013 in accordance with Sections 304 and 305 of the Base Indenture. Such Exhibits A, B and C, in the forms attached hereto, and the provisions thereof, shall be incorporated in, deemed to be, and construed as part of, this Second Supplemental Indenture. The Global Securities representing the Euro Notes due 2013 shall be delivered to the London office of the Principal Paying Agent in its capacity as common service provider, shall be authenticated by or on behalf of the Principal Paying Agent, and shall, in the case of a Eurosystem-eligible NGN, be effectuated by Clearstream, Luxembourg (in its capacity as common safe-keeper), acting on the instructions of the Principal Paying Agent.

ARTICLE THREE

GENERAL TERMS AND CONDITIONS OF THE EURO NOTES DUE 2016

Section 301 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, as authorized from time to time pursuant to resolutions of the Company or the maximum authorized in each Company Order, designated as the "Euro Notes due 2016" which is not limited in aggregate principal amount. The aggregate principal amount of the Euro Notes due 2016 to be issued as of the date hereof is set forth in Article Eight hereof.

Section 302 Maturity. The Stated Maturity of principal of the Euro Notes due 2016 is June 3, 2016.

Section 303 Form and Denominations. The Euro Notes due 2016 shall be in bearer form, serially numbered and shall be issuable in denomination of €50,000 (fifty thousand Euros) and, in the case of definitive Bearer Securities, with Coupons attached on issue. The Euro Notes due 2016 are intended to be held in a manner which would allow Eurosystem eligibility.

Section 304 Interest and Interest Payment Dates. The Euro Notes due 2016 bear interest from and including June 3, 2009 at the rate of 4.750 per cent. Per annum, payable annually in arrear on each Interest Payment Date. The first payment (representing a full year's interest) (for the period from and including June 3, 2009 but excluding June 3, 2010 and amounting to €2,375.00 per €50,000 principal amount of Euro Notes due 2016) shall be made on June 3, 2010.

Section 305 Method of Payment. Payments made outside the United States with respect to the Euro Notes due 2016 represented by a definitive Bearer Security will be made by credit or wire transfer to a Euro account (or any other account to which Euro may be credited or transferred) located outside the United States specified by the payee or, at the option of the payee, by Euro. The Dollar equivalent of the Euro-denominated payment amount shall be calculated by the method described in Section 312(g) of the Base Indenture.

Section 306 Further Issues of the Euro Notes due 2016. The Company may without the consent of the Holders of the Euro Notes due 2016 create and issue further Euro Notes due 2016 (whether in bearer or registered form) either (i) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) as the Euro Notes due 2016 and so that such further Euro Notes due 2016 shall be consolidated and form a single series with the outstanding Euro Notes due 2016 constituted by the Indenture or any supplemental indenture, in accordance with the rules and procedures of Euroclear and/or Clearstream, Luxembourg or (ii) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Company may determine at the time of the issue. Any further notes or bonds which are to form a single series with the outstanding Euro Notes due 2016 constituted by the Indenture or any supplemental indenture shall, and any other further notes or bonds may (with the consent of the Trustee), be constituted by an indenture supplemental to the Indenture.

Section 307 Redemption. The Euro Notes due 2016 are subject to the redemption provisions set forth in Sections 701, 702(b) and 703 hereof.

Section 308 Global Securities. Upon their original issuance, the Euro Notes due 2016 will be represented by a single temporary Global Security in or substantially in the form attached hereto as Exhibit D which will be exchanged in accordance with its terms for a permanent Global Security in or substantially in the form attached hereto as Exhibit E. The permanent Global Security representing the Euro Notes due 2016 will be exchangeable for definitive Bearer Securities in accordance with its terms. Definitive Bearer Securities in or substantially in the form attached hereto as Exhibit F may be delivered in exchange for any portion of a temporary or permanent Global Security representing the Euro Notes due 2016 in accordance with Sections 304 and 305 of the Base Indenture. Such Exhibits D, E and F, in the forms attached hereto, and the provisions thereof, shall be incorporated in, deemed to be, and construed as part of, this Second Supplemental Indenture. The Global Securities representing the Euro Notes due 2016 shall be delivered to the London office of the Principal Paying Agent in its capacity as common service provider, shall be authenticated by or on behalf of the Principal Paying Agent, and shall, in the case of a Eurosystem-eligible NGN, be effectuated by Clearstream, Luxembourg (in its capacity as common safe-keeper), acting on the instructions of the Principal Paying Agent.

ARTICLE FOUR

GENERAL TERMS AND CONDITIONS OF THE EURO NOTES DUE 2021

Section 401 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, as authorized from time to time pursuant to resolutions of the Company or the maximum authorized in each Company Order, designated as the "Euro Notes due 2021" which is not limited in aggregate principal amount. The aggregate principal amount of the Euro Notes due 2021 to be issued as of the date hereof is set forth in Article Eight hereof.

Section 402 Maturity. The Stated Maturity of principal of the Euro Notes due 2021 is June 3, 2021.

Section 403 Form and Denominations. The Euro Notes due 2021 shall be in bearer form, serially numbered and shall be issuable in denomination of €50,000 (fifty thousand Euros) and, in the case of definitive Bearer Securities, with Coupons attached on issue. The Euro Notes due 2021 are intended to be held in a manner which would allow Eurosystem eligibility.

Section 404 Interest and Interest Payment Dates. The Euro Notes due 2021 bear interest from and including June 3, 2009 at the rate of 5.750 per cent. Per annum, payable annually in arrear on each Interest Payment Date. The first payment (representing a full year's interest) (for the period from and including June 3, 2009 but excluding June 3, 2010 and amounting to €2,875.00 per €50,000 principal amount of Euro Notes due 2021) shall be made on June 3, 2010.

Section 405 Method of Payment. Payments made outside the United States with respect to the Euro Notes due 2021 represented by a definitive Bearer Security will be made by credit or wire transfer to a Euro account (or any other account to which Euro may be credited or transferred) located outside the United States specified by the payee or, at the option of the payee, by Euro. The Dollar equivalent of the Euro-denominated payment amount shall be calculated by the method described in Section 312(g) of the Base Indenture.

Section 406 Further Issues of the Euro Notes due 2021. The Company may without the consent of the Holders of the Euro Notes due 2021 create and issue further Euro Notes due 2021 (whether in bearer or registered form) either (i) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) as the Euro Notes due 2021 and so that such further Euro Notes due 2021 shall be consolidated and form a single series with the outstanding Euro Notes due 2021 constituted by the Indenture or any supplemental indenture, in accordance with the rules and procedures of Euroclear and/or Clearstream, Luxembourg or (ii) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Company may determine at the time of the issue. Any further notes or bonds which are to form a single series with the outstanding Euro Notes due 2021 constituted by the Indenture or any supplemental indenture shall, and any other further notes or bonds may (with the consent of the Trustee), be constituted by an indenture supplemental to the Indenture.

Section 407 Redemption. The Euro Notes due 2021 are subject to the redemption provisions set forth in Sections 701, 702(c) and 703 hereof.

Section 408 Global Securities. Upon their original issuance, the Euro Notes due 2021 will be represented by a single temporary Global Security in or substantially in the form attached hereto as Exhibit G which will be exchanged in accordance with its terms for a permanent Global Security in or substantially in the form attached hereto as Exhibit H. The permanent Global Security representing the Euro Notes due 2021 will be exchangeable for definitive Bearer Securities in accordance with its terms. Definitive Bearer Securities in or substantially in the form attached hereto as Exhibit I may be delivered in exchange for any portion of a temporary or permanent Global Security representing the Euro Notes due 2021 in accordance with Sections 304 and 305 of the Base Indenture. Such Exhibits G, H and I, in the forms attached hereto, and the provisions thereof, shall be incorporated in, deemed to be, and construed as part of, this Second Supplemental Indenture. The Global Securities representing the Euro Notes due 2021 shall be delivered to the London office of the Principal Paying Agent in its capacity as common service provider, shall be authenticated by or on behalf of the Principal Paying Agent, and shall, in the case of a Eurosystem-eligible NGN, be effectuated by Clearstream, Luxembourg (in its capacity as common safe-keeper), acting on the instructions of the Principal Paying Agent.

ARTICLE FIVE

GENERAL TERMS AND CONDITIONS OF THE STERLING NOTES

Section 501 Designation and Principal Amount. There is hereby authorized and established a series of Securities under the Indenture, as authorized from time to time pursuant to resolutions of the Company or the maximum authorized in each Company Order, designated as the "Sterling Notes" which is not limited in aggregate principal amount. The aggregate principal amount of the Sterling Notes to be issued as of the date hereof is set forth in Article Eight hereof.

Section 502 Maturity. The Stated Maturity of principal of the Sterling Notes is June 3, 2038.

Section 503 Form and Denominations. The Sterling Notes shall be in bearer form, serially numbered and shall be issuable in denomination £50,000 (fifty thousand Sterling) and, in the case of definitive Bearer Securities, with Coupons attached on issue. The Sterling Notes are intended to be held in a manner which would allow Eurosystem eligibility.

Section 504 Interest and Interest Payment Dates. The Sterling Notes bear interest from and including June 3, 2009 at the rate of 6.500 per cent. Per annum, payable annually in arrear on each Interest Payment Date. The first payment (representing a full year's interest) (for the period from and including June 3, 2009 but excluding June 3, 2010 and amounting to £3,250.00 per £50,000 principal amount of Notes) shall be made on June 3, 2010.

Section 505 Method of Payment. Payments made outside the United States with respect to the Sterling Notes represented by a definitive Bearer Security will be made by credit or wire transfer to a Sterling account (or any other account to which Sterling may be credited or transferred) located outside the United States specified by the payee or, at the option of the payee, by Sterling. The Dollar equivalent of the Sterling-denominated payment amount shall be calculated by the method described in Section 312(g) of the Base Indenture.

Section 506 Further Issues of the Sterling Notes. The Company may without the consent of the Holders of the Sterling Notes create and issue further Sterling Notes (whether in bearer or registered form) either (i) ranking pari passu in all respects (or in all respects save for the first payment of interest thereon) as the Sterling Notes and so that such further Sterling Notes shall be consolidated and form a single series with the outstanding Sterling Notes constituted by the Indenture or any supplemental indenture, in accordance with the rules and procedures of Euroclear and/or Clearstream, Luxembourg or (ii) upon such terms as to ranking, interest, conversion, redemption and otherwise as the Company may determine at the time of the issue. Any further notes or bonds which are to form a single series with the outstanding Sterling Notes constituted by the Indenture or any supplemental indenture shall, and any other further notes or bonds may (with the consent of the Trustee), be constituted by an indenture supplemental to the Indenture.

Section 507 Redemption. The Sterling Notes are subject to the redemption provisions set forth in Sections 701, 702(d) and 703 hereof.

Section 508 Global Securities. Upon their original issuance, the Sterling Notes will be represented by a single temporary Global Security in or substantially in the form attached hereto as Exhibit J which will be exchanged in accordance with its terms for a permanent Global Security in or substantially in the form attached hereto as Exhibit K. The permanent Global Security representing the Sterling Notes will be exchangeable for definitive Bearer Securities in accordance with its terms. Definitive Bearer Securities in or substantially in the form attached hereto as Exhibit L may be delivered in exchange for any portion of a temporary or permanent Global Security representing the Sterling Notes in accordance with Sections 304 and 305 of the Base Indenture. Such Exhibits J, K and L, in the forms attached hereto, and the provisions thereof, shall be incorporated in, deemed to be, and construed as part of, this Second Supplemental Indenture. The Global Securities representing the Sterling Notes shall be delivered to the London office of the Principal Paying Agent in its capacity as common service provider, shall be authenticated by or on behalf of the Principal Paying Agent, and shall, in the case of a Eurosystem-eligible NGN, be effectuated by Clearstream, Luxembourg (in its capacity as common safe-keeper), acting on the instructions of the Principal Paying Agent.

ARTICLE SIX

GENERAL TERMS OF THE NOTES

Section 601 Issues of the Notes.

(a) In each case with respect to the Notes, the following terms in the Base Indenture will be amended as follows in connection with the issuance of the Notes:
(i) The obligation to deliver the Global Securities or definitive Bearer Securities to the Common Depositary and the obligations of the Common Depositary, as set forth in each instance in Section 304 of the Base Indenture shall not apply with respect to the Notes; and
(ii) the Company authorizes and instructs the Paying Agent:

(A) to transmit the Global Securities electronically to the common safe-keeper and to give effectuation instructions in respect of the Global Securities;

(B) to instruct Euroclear and Clearstream, Luxembourg to make the appropriate entries in their records to reflect the initial outstanding aggregate principal amount of the each series of Notes;

(C) to instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect the exchanges of interests in the temporary Global Securities for interests in the permanent Global Securities and interests in a Global Security for definitive Bearer Securities for each series of Notes;

(D) to instruct Euroclear and Clearstream, Luxembourg, on the occasion of each payment due in respect of the Notes, to make appropriate entries in their records to reflect such payment;

(E) to instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records in respect of all Notes redeemed by the Company to reflect such redemptions; and

(F) to instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records to reflect all cancellations of Notes represented by Global Securities, provided that the Paying Agent need only carry out such instruction in respect of Notes surrendered for cancellation following a purchase of the same by the Company or by any of its Subsidiaries to the extent that it has been informed by the Company of such purchase.

Section 602 Interest Accrual. Each Note will cease to bear interest from and including its due date for redemption unless, upon due presentation, payment of the principal in respect of such Note is improperly withheld or refused or unless default is otherwise made in respect of payment, in which event interest shall continue to accrue as provided in the Indenture.

Section 603 Calculation of Broken Interest. When interest is required to be calculated in respect of a period of less than a full year, it shall be calculated on the basis of (a) the actual number of days in the period from and including the date from which interest begins to accrue (the "Accrual Date") to but excluding the date on which it falls due divided by (b) the actual number of days from and including the Accrual Date to but excluding the next following Interest Payment Date.

Section 604 Payment in respect of Notes. On and after an Exchange Date no payment will be made on a temporary Global Security unless exchange for an interest in the Permanent Global Security representing such series of Notes is improperly withheld or refused. Payments of principal and interest in respect of Notes represented by a Global Security will, subject as set out below, be made to the bearer of such Global Security and, if no further payment falls to be made in respect of such series of Notes, against surrender of such Global Security to the order of the Principal Paying Agent or such other Paying Agent as shall have been notified to the Holders for such purposes. The Company shall procure that the amount so paid shall be entered pro rata in the records of Euroclear and Clearstream, Luxembourg and the nominal amount of such Notes recorded in the records of Euroclear and Clearstream, Luxembourg and represented by such Global Security will be reduced accordingly. Each payment so made will discharge the Issuer's obligations in respect thereof. Any failure to make the entries in the records of Euroclear and Clearstream, Luxembourg shall not affect such discharge. Payments of interest on a temporary Global Security (if permitted by the first sentence of this paragraph) will be made only upon certification as to non-U.S. beneficial ownership unless such certification has already been made.

Payments of principal and interest in respect of each Note, if such Note is a definitive Bearer Security, will be made against presentation and surrender (or, in the case of part payment only, endorsement) of such Note, except that payments of interest due on an Interest

Payment Date in respect of such Note will be made against presentation and surrender (or, in the case of part payment only, endorsement) of the relevant Coupon, in each case at the specified office outside the United States of any of the Paying Agents and each payment so made will discharge the Company's obligation in respect thereof. In addition, upon any payment in respect of the Notes, the Paying Agent shall instruct Euroclear and Clearstream, Luxembourg to make appropriate entries in their records in respect thereof.

Section 605 Missing Unmatured Coupons. Each Note, if a definitive Bearer Security, should be presented for payment together with all relative unmatured Coupons failing which the full amount of any relative missing unmatured Coupon (or, in the case of payment not being made in full, that proportion of the full amount of the missing unmatured Coupon which the amount so paid bears to the total amount due) will be deducted from the amount due for payment. Each amount so deducted will be paid in the manner mentioned in Sections 205, 305, 405 or 505 hereof, as the case may be, against presentation and surrender (or, in the case of part payment only, endorsement) of the relative missing Coupon for such Note at any time before the expiry of ten (10) years after the Relevant Date (as defined in Section 1002 hereof in respect of the relevant Note), whether or not the Coupon would otherwise have become void pursuant to Article Eleven hereof or, if later, five (5) years after the date on which the Coupon would have become due.

Section 606 Payments subject to Applicable Laws. Payments in respect of principal and interest on the Notes are subject in all cases to any fiscal or other laws and regulations applicable in the place of payment, but without prejudice to the provisions of Article Ten hereof.

Section 607 Payment only on a Presentation Date. A holder shall be entitled to present a Note or Coupon, if relevant, for payment only on a Presentation Date (as defined below) and shall not, except as provided in Sections 204, 304, 404, 504, 602 and 603 hereof, as the case may be, be entitled to any further interest or other payment if a Presentation Date is after the due date.

"Presentation Date" means a day which (subject to Article Eleven hereof):

(a) is or falls after the relevant due date;
(b) is a Business Day in the place of the specified office of the Paying Agent at which the Note or Coupon, if relevant, is presented for payment; and
(c) in the case of payment by credit or transfer to (i) a Euro account as referred to in Sections 205, 305 and 405 hereof or (ii) a Sterling account as referred to in Section 505 hereof, is a TARGET2 Settlement Day.

In this Section 607, "Business Day" means, in relation to any place, a day on which commercial banks and foreign exchange markets settle payments and are open for general business (including dealing in foreign exchange and foreign currency deposits) in that place and

"TARGET2 Settlement Day" means any day on which the Trans-European Automated Real-Time Gross Settlement Express Transfer (TARGET2) System is open.

Section 608 Appointment of Paying Agents and Common Safe-keeper. (a) The Trustee will initially be the Principal Paying Agent and Paying Agent for the Notes and will act as such only at its corporate trust offices in London, United Kingdom. The Company reserves the right, subject to the prior written approval of the Trustee, at any time to vary or terminate the appointment of any Paying Agent and to appoint additional or other Paying Agents provided that:

(i) there will at all times be a Principal Paying Agent;
(ii) there will at all times be at least one Paying Agent (which may be the Principal Paying Agent) having its specified office in a European city which, so long as any series of Notes are admitted to official listing on the Irish Stock Exchange, shall be London or such other place as the Irish Financial Services Regulatory Authority may approve; and
(iii) the Company undertakes that it will ensure that it maintains a Paying Agent in a member state of the European Union that is not obliged to withhold or deduct tax pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive.

Notice of any termination or appointment and of any changes in specified offices will be given to the Holders promptly by the Company in accordance with Section 1203 hereof.

(b) The Company hereby authorizes and instructs the Paying Agent to duly appoint an entity to serve as common safe-keeper for the Notes, and the Paying Agent appoints Clearstream, Luxembourg to serve as common safe-keeper for the Notes. The Company acknowledges that any such appointment is subject to the right of Euroclear and Clearstream, Luxembourg to jointly determine that the other shall act as common safe-keeper and agrees that no liability shall attach to the Paying Agent in respect of any such election made by it.

Section 609 Holder Absolute Owner. The Company, any Paying Agent and the Trustee may (to the fullest extent permitted by applicable laws) deem and treat the bearer of any Note or Coupon as the absolute owner for all purposes (whether or not such Note or Coupon shall be overdue and notwithstanding any notice of ownership or writing on such Note or Coupon or any notice of previous loss or theft of such Note or Coupon or of any trust or interest therein) and shall not be required to obtain any proof thereof or as to the identity of such bearer. For purposes of attendance at a physical meeting of Holders, proof of beneficial ownership of the Global Security will be a certified official proxy issued by Euroclear and/or Clearstream, Luxembourg.

Section 610 Status of the Notes. The Notes will be senior unsecured general obligations of the Company and will rank equally with all other senior unsecured and unsubordinated indebtedness of the Company from time to time outstanding.

Section 611 Purchases. The Company or any of its Subsidiaries (as defined in Section 904 hereof) may at any time purchase Notes (provided that all unmatured Coupons, if relevant, appertaining to such series of Notes are purchased with such Notes) in any manner and at any price. If purchases are made by tender, tenders must be available to all Holders alike. Any Notes so purchased may be held, reissued, resold or, at the option of the Company, surrendered to any Paying Agent for cancellation.

ARTICLE SEVEN

OPTIONAL REDEMPTION OF THE NOTES; NO SINKING FUND

Section 701 Redemption for Taxation Reasons. If the Company satisfies the Trustee immediately before the giving of the notice referred to below that:

(a) as a result of any change in, or amendment to, the laws or regulations of a Relevant Jurisdiction, or any change in the application or official interpretation of the laws or regulations of a Relevant Jurisdiction, which change or amendment becomes effective after May 29, 2009, on the next Interest Payment Date the Company would be required to pay additional amounts as provided or referred to in Article Ten hereof; and
(b) the requirement cannot be avoided by the Company taking reasonable measures available to it,

the Company may at its option, having given not less than thirty (30) nor more than sixty (60) days' notice to the Holders in accordance with Section 1203 hereof (which notice shall be irrevocable), redeem all Notes of any series at any time at their principal amount together with interest accrued to but excluding the date of redemption, provided that no such notice of redemption shall be given earlier than ninety (90) days prior to the earliest date on which the Company would be required to pay such additional amounts, were a payment in respect of such series of Notes then due. Prior to the publication of any notice of redemption pursuant to this paragraph, the Company shall deliver to the Trustee a certificate signed by two current directors of the Company stating that the requirement referred to in paragraph (a) above will apply on the next Interest Payment Date and cannot be avoided by the Company taking reasonable measures available to it, and the Trustee shall be entitled to accept the certificate as sufficient evidence of the satisfaction of the conditions precedent set out above, in which event it shall be conclusive and binding on the Holders.

Section 702 Optional Redemption by Company.

(a) Optional Redemption by Company of Euro Notes due 2013. The Company may at its option, having given notice of redemption as provided in Sections 702(e) and 703 hereof, as applicable, redeem all or part, as provided in Section 703 below, of the Euro Notes due 2013 at any time from time to time at the greater of the following amounts:

(i) one hundred per cent. (100%) of the principal amount of the Euro Notes due 2013 being redeemed on the redemption date; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Euro Notes due 2013 being redeemed (exclusive of interest accrued to the date of redemption), as the case may be, discounted to the date of redemption on an annual basis (assuming the actual number of days in a 365 or 366-day year) at the Comparable Government Bond Rate plus 20 basis points plus accrued and unpaid interest on the principal amount being redeemed to but excluding the date of redemption, as calculated by the Calculation Agent.

(b) Optional Redemption by Company of Euro Notes due 2016. The Company may at its option, having given notice of redemption as provided in Sections 702(e) and 703 hereof, as applicable, redeem all or part, as provided in Section 703 below, of the Euro Notes due 2016 at any time from time to time at the greater of the following amounts:

(i) one hundred per cent. (100%) of the principal amount of the Euro Notes due 2016 being redeemed on the redemption date; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Euro Notes due 2016 being redeemed (exclusive of interest accrued to the date of redemption), as the case may be, discounted to the date of redemption on an annual basis (assuming the actual number of days in a 365 or 366-day year) at the Comparable Government Bond Rate plus 20 basis points plus accrued and unpaid interest on the principal amount being redeemed to but excluding the date of redemption, as calculated by the Calculation Agent.

(c) Optional Redemption by Company of Euro Notes due 2021. The Company may at its option, having given notice of redemption as provided in Sections 702(e) and 703 hereof, as applicable, redeem all or part, as provided in Section 703 below, of the Euro Notes due 2021 at any time from time to time at the greater of the following amounts:

(i) one hundred per cent. (100%) of the principal amount of the Euro Notes due 2021 being redeemed on the redemption date; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Euro Notes due 2021 being redeemed (exclusive of interest accrued to the date of redemption), as the case may be, discounted to the date of redemption on an annual basis (assuming the actual number of days in a 365 or 366-day year) at the Comparable Government Bond Rate plus 20 basis points plus accrued and unpaid interest on the principal amount being redeemed to but excluding the date of redemption, as calculated by the Calculation Agent.

(d) Optional Redemption by Company of Sterling Notes. The Company may at its option, having given notice of redemption as provided in Sections 702(e) and 703 hereof, as applicable, redeem all or part, as provided in Section 703 below, of the Sterling Notes at any time from time to time at the greater of the following amounts:

(i) one hundred per cent. (100%) of the principal amount of the Sterling Notes being redeemed on the redemption date; and
(ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Sterling Notes being redeemed (exclusive of interest accrued to the date of redemption), as the case may be, discounted to the date of redemption on an annual basis (assuming the actual number of days in a 365 or 366-day year) at the Comparable Government Bond Rate plus 20 basis points plus accrued and unpaid interest on the principal amount being redeemed to but excluding the date of redemption, as calculated by the Calculation Agent.

(e) In the case of a redemption of all Notes of any series of Notes pursuant to Sections 702(a), (b), (c) or (d) hereof, the Company shall give:

(i) to the Holders of such series of Notes to be redeemed, not less than thirty (30) nor more than sixty (60) days' notice, in accordance with Section 1203 hereof; and
(ii) to the Trustee and the Principal Paying Agent, notice not less than fifteen (15) days before the giving of the notice referred to in paragraph (i) hereof.

All notices of redemption delivered pursuant to this Section 702(e) shall be irrevocable and shall specify the date fixed for redemption.
The following defined terms used in this Article Seven shall, unless the context otherwise requires, have the meanings specified below.

"Comparable Government Bond Rate" will be determined on the third business day preceding the redemption date and means, with respect to any date of redemption, the rate per annum equal to the yield to maturity calculated in accordance with the customary financial practice in pricing new issues of comparable corporate debt securities paying interest on an annual basis (assuming the actual number of days in a 365 or 366-day year) of the applicable Comparative Government Bond, assuming a price for the applicable Comparable Government Bond (expressed as a percentage of its principal amount) equal to the applicable Comparable Government Bond Price for such date of redemption.

"Calculation Agent" means an independent investment banking or commercial banking institution of international standing appointed by the Company.

"Comparable Government Bond" means the European government security or securities selected by the Reference Government Bond Dealers appointed by the Company as having an actual or interpolated maturity comparable with the remaining term of such series of Euro Notes or Sterling Notes, as the case may be, that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of Euro-denominated or Sterling-denominated, as the case may be, corporate debt securities of a comparable maturity to the remaining term of the Euro Notes or the Sterling Notes, as the case may be.

"Comparable Government Bond Price" means, with respect to any redemption date, (a) the arithmetic average of the Reference Government Bond Dealer Quotations for such redemption date, after excluding the highest and lowest such Reference Government Bond Dealer Quotations, or (b) if the Calculation Agent obtains fewer than four such Reference Government Bond Dealer Quotations, the arithmetic average of all such quotations.

"Reference Government Bond Dealer" means each of five banks selected by the Company, or its affiliates, which are (a) primary European government securities dealers, and their respective successors, or (b) market makers in pricing corporate bond issues.

"Reference Government Bond Dealer Quotation" means, with respect to each Reference Government Bond Dealer and any redemption date, the arithmetic average, as determined by the Calculation Agent, of the bid and offered prices for the applicable Comparable Government Bond (expressed in each case as a percentage of its nominal amount) at 11:00 a.m. Central European Time (CET) on the third business day preceding such date for redemption quoted in writing to the Calculation Agent by such Reference Government Bond Dealer.

Section 703 Provisions Relating to Partial Redemption. In the case of a partial redemption of any series of Notes, such Notes to be redeemed will be selected, in such place as the Trustee may approve and in such manner as the Trustee may deem appropriate and fair, not more than thirty (30) days before the date fixed for redemption. Notice of any such selection will be given not less than fifteen (15) days before the date fixed for redemption. Each notice will specify the series of Notes to be redeemed, the date fixed for redemption and the aggregate principal amount of the Notes to be redeemed, the serial numbers of the Notes called for redemption, the serial numbers of such Notes previously called for redemption and not presented for payment and the aggregate principal amount of such series of Notes which will be outstanding after the partial redemption.

Section 704 Cancellation. All Notes which are redeemed by the Company will forthwith be cancelled. All Notes so cancelled and any Notes purchased and cancelled pursuant to Section 612 hereof may not be held, reissued or resold. Cancellation of any Note represented by a Global Security and required (pursuant to this Section 704 paragraph) to be cancelled following its redemption or purchase will be effected by endorsement by or on behalf of the Principal Paying Agent of the reduction in the principal amount of the relevant Global Security representing such Note on the relevant part of the schedule thereto.

Section 705 Notices Final. Upon the expiry of any notice as is referred to in Sections 701, 702 or 703 hereof the Company shall be bound to redeem the Notes to which the notice refers in accordance with the terms of such paragraph.

Section 706 No Sinking Fund. The Notes are not entitled to the benefit of any sinking fund.

ARTICLE EIGHT

ORIGINAL ISSUE AMOUNT OF NOTES

Section 801 Original Issue Amount of the Euro Notes due 2013. Euro Notes due 2013 in the aggregate principal amount of €1,850,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order or oral or electronic instructions from the Company or its duly authorized agents, which shall be promptly confirmed in writing, authenticate said Euro Notes due 2013, deliver said Euro Notes due 2013 to the entity appointed as common safe-keeper for effectuation and, once duly effectuated, deliver said Euro Notes due 2013 as in said Company Order or instructions provided.

Section 802 Original Issue Amount of the Euro Notes due 2016. Euro Notes due 2016 in the aggregate principal amount of €2,000,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order or oral or electronic instructions from the Company or its duly authorized agents, which shall be promptly confirmed in writing, authenticate said Euro Notes due 2016, deliver said Euro Notes due 2016 to the entity appointed as common safe-keeper for effectuation and, once duly effectuated, deliver said Euro Notes due 2016 as in said Company Order or instructions provided.

Section 803 Original Issue Amount of the Euro Notes due 2021. Euro Notes due 2021 in the aggregate principal amount of €2,000,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order or oral or electronic instructions from the Company or its duly authorized agents, which shall be promptly confirmed in writing, authenticate said Euro Notes due 2021, deliver said Euro Notes due 2021 to the entity appointed as common safe-keeper for effectuation and, once duly effectuated, deliver said Euro Notes due 2021 as in said Company Order or instructions provided.

Section 804 Original Issue Amount of the Sterling Notes. Sterling Notes in the aggregate principal amount of £1,500,000,000 may, upon execution of this Second Supplemental Indenture, be executed by the Company and delivered to the Trustee for authentication, and the Trustee shall, upon receipt of a Company Order or oral or electronic instructions from the Company or its duly authorized agents, which shall be promptly confirmed in writing, authenticate said Sterling Notes, deliver said Sterling Notes to the entity appointed as common safe-keeper for effectuation and, once duly effectuated, deliver said Sterling Notes as in said Company Order or instructions provided.

ARTICLE NINE

PARTICULAR COVENANTS OF THE COMPANY

In addition to the covenants set forth in Article X of the Base Indenture, the following additional covenants shall apply to the Notes and shall be subject to covenant defeasance as set forth in Section 1304 of the Base Indenture.

Section 901 Limitations on Liens. The Company shall not, and shall not permit any Subsidiary of the Company to, create, assume or suffer to exist any Lien (an "Initial Lien"), other than Permitted Liens, on any Restricted Property to secure any Debt of the Company or any Subsidiary of the Company unless it has made or will make effective provision whereby the Notes, and any other Securities of any series issued pursuant to the Indenture and having the benefit of this covenant, will be secured by such Lien equally and rateably with (or prior to) all other Debt secured by such Lien. Any lien created for the benefit of the Holders shall provide by its terms that such Lien will be automatically released and discharged upon the release and discharge of the applicable Initial Lien.

Section 902 Limitations on Sale Leaseback Transactions. The Company shall not, and shall not permit any Subsidiary of the Company to, enter into any Sale and Leaseback Transaction covering any Restricted Property unless:

(a) pursuant to Section 901 hereof, the Company would be entitled to incur Debt secured by a Lien on such Restricted Property in a principal amount equal to the Value of such Sale and Leaseback Transaction without equally and rateably securing the Notes and any other Securities of any series issued pursuant to the Indenture and having the benefit of this covenant; or
(b) the Company or any Subsidiary of the Company, during the six months following the effective date of the Sale and Leaseback Transaction, applies an amount equal to the Value of such Sale and Leaseback Transaction to the voluntary retirement of long-term Debt of the Company or any Subsidiary of the Company or to the acquisition of one or more Restricted Properties.

Section 903 Subsidiary Guarantees.

(a) If, following June 3, 2009, any Subsidiary of the Company that is a Significant Subsidiary guarantees any Debt of the Company in excess of the greater of (i) $1,000,000,000 and (ii) 2.0 per cent. (2.0%) of the Company's Consolidated Net Tangible Assets measured as of the end of the most recent quarter for which financial statements are available, in each case, in the aggregate for all such guarantees by such Subsidiary, then the Company shall cause such Subsidiary, within thirty (30) days of such Subsidiary guaranteeing such Debt in such amount to (A) execute and deliver to the Trustee a supplemental indenture in form reasonably satisfactory to the Trustee pursuant to which such Subsidiary shall fully and unconditionally guarantee all of the Company's obligations under the Notes and the Indenture and (B) deliver to the Trustee an Opinion of Counsel to the effect that (x) such supplemental indenture and guarantee of the Notes has been duly executed and authorized and (y) such supplemental indenture and guarantee of the Notes constitutes a valid, binding and enforceable obligation of such Subsidiary, except insofar as enforcement thereof may be limited by bankruptcy, insolvency or similar laws (including, without limitation, all laws relating to fraudulent transfers) and except insofar as enforcement thereof is subject to general principles of equity. Any such guarantee of the Notes shall be pari passu in right of payment with the guarantee of other Debt by the Subsidiary and the guarantee giving rise to the obligation to guarantee the Notes.

(b) Any guarantee of the Notes provided by a Subsidiary pursuant to this Section 903 shall provide by its terms that such guarantee shall be automatically and unconditionally released and discharged and the Holders will be deemed to have consented to such release without any action on the part of the Trustee or any Holder in the following circumstances:

(i) in the case of any guarantee that resulted from this Section 903, upon such Subsidiary ceasing to guarantee any Debt of the Company (other than under the Notes) in an amount equal to or greater than the amount required for the giving of such guarantee;
(ii) upon the sale or other disposition (including by way of consolidation or merger), in one transaction or a series of related transactions, of a majority of the total Voting Stock of such Subsidiary (provided that, after giving effect to such transaction, such Subsidiary is either (A) no longer a Significant Subsidiary of the Company or (B) no longer guarantees any Debt of the Company (other than under the Notes) in an amount equal to or greater than the amount required for the giving of such guarantee);
(iii) upon the sale, transfer or disposition of all or substantially all the assets of such Subsidiary (provided that, after giving effect to such transaction, such Subsidiary is either (A) no longer a Significant Subsidiary of the Company or (B) no longer guarantees any Debt of the Company (other than under the Notes) in an amount equal to or greater than the amount required for the giving of such guarantee);
(iv) upon the liquidation or dissolution of such Subsidiary; or
(v) upon such Subsidiary ceasing to be a Significant Subsidiary of the Company.

At the request of the Company, the Trustee will execute and deliver any documents, instructions or instruments evidencing such release.

Section 904 Defined Terms.

The following defined terms used in this Article Nine shall, unless the context requires otherwise, have the meanings specified below.

"Consolidated Net Tangible Assets" means the total amount of assets (less applicable reserves and other properly deductible items) after deducting (a) all current liabilities (excluding the amount of those which are by their terms extendable or renewable at the option of the obligor to a date more than twelve (12) months after the date as of which the amount is being determined) and (b) all goodwill, tradenames, trademarks, patents, unamortized debt discount and expense and other like intangible assets, all as set forth on the most recent balance sheet of the Company and its consolidated Subsidiaries and determined in accordance with generally accepted accounting principles.

"Debt" of any Person means (a) all obligations of such Person for borrowed money, or evidenced by bonds, debentures, notes or other similar instruments (other than any such obligations to the extent that (i) the liability of such Person is limited solely to the property or asset financed by such obligations or (ii) such obligations result from the requirement to return collateral posted to such Person by a counterparty pursuant to one or more hedging contracts or other similar risk management contracts) and (b) all Debt of others guaranteed by such Person.

"Equity Interests" means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interests.

"Lien" means, with respect to any property of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property.

"Manufacturing Facility" means property, plant and equipment used for actual manufacturing and for activities directly related to manufacturing such as quality assurance, engineering, maintenance, staging areas for work in process administration, employees, eating and comfort facilities and manufacturing administration, and it excludes sales offices, research facilities and facilities used only for warehousing, distribution or general administration.

"Permitted Liens" means:

(a) Liens existing on June 2, 2009 or Liens existing on facilities of any Person at the time it becomes a Subsidiary of the Company;

(b) Liens existing on Manufacturing Facilities when acquired, or incurred to finance the purchase price, construction or improvement thereof;

(c) any Lien arising by reason of deposits with, or the giving of any form of security to, any governmental agency or any body created or approved by law or governmental regulation;

(d) Liens securing Debt of a Subsidiary of the Company owed to the Company or another Subsidiary of the Company;

(e) extensions, renewals or replacements in whole or part of any Lien referred to in paragraphs (a) through (d); and

(f) Liens on any Restricted Property not described in paragraphs (a) through (e) above securing Debt that, together with (i) the aggregate amount of all other outstanding Debt secured by all other Liens on Restricted Property not described in paragraphs (a) through (e) above and (ii) the aggregate amount of Value in respect of all Sale and Leaseback Transactions that would otherwise be prohibited by Section 902 hereof, do not exceed fifteen per cent. (15%) of Consolidated Net Tangible Assets measured as of the end of the most recent quarter for which financial statements are available.

"Person" means an individual, a corporation, a company, a voluntary association, a partnership, a trust, a joint venture, a limited liability company, an unincorporated organization, or a government or any agency, instrumentality or political subdivision thereof;

"Restricted Property" means:

(a) any Manufacturing Facility (or portion thereof) owned or leased by the Company or any Subsidiary of the Company and located within the continental United States that, in the good faith opinion of the Company's Board of Directors (or a committee thereof), is of material importance to the Company's business taken as a whole, but no such Manufacturing Facility (or portion thereof) shall be deemed of material importance if its gross book value of property, plant and equipment (before deducting accumulated depreciation) is less than two per cent. (2%) of the Company's Consolidated Net Tangible Assets measured as of the end of the most recent quarter for which financial statements are available, or

(b) any Equity Interests of any Subsidiary of the Company owning a Manufacturing Facility (or a portion thereof) covered by paragraph (a) above.

"Sale and Leaseback Transaction" means any direct or indirect arrangement relating to property now owned or hereafter acquired whereby the Company or a Subsidiary of the Company transfers such property to another Person and the Company or a Subsidiary of the Company leases or rents it from such Person (other than (a) leases between the Company and a Subsidiary of the Company or between Subsidiaries and (b) temporary leases for a term, including renewals at the option of the lessee, of not more than three (3) years).

"Significant Subsidiary" means any Subsidiary that would be a "Significant Subsidiary" of the Company within the meaning of Rule 1 02 under Regulation S X promulgated by the U.S. Securities Exchange Commission.

"Subsidiary" means, with respect to the Notes and with respect to any Person, any corporation, partnership, limited liability company or other business entity of which at least a majority of the outstanding shares of Voting Stock is at the time directly or indirectly owned or controlled by such Person or one or more of the Subsidiaries of such Person.

"Value" means, with respect to a Sale and Leaseback Transaction, an amount equal to the present value of the lease payments with respect to the term of the lease remaining on the date as of which the amount is being determined, without regard to any renewal or extension options contained in the lease, discounted at the weighted average interest rate of all series of Securities issued pursuant to the Indenture and having the benefit of the covenants set forth in Sections 901 and 902 hereof (including the effective interest rate of any original issue discount debt securities) which are outstanding on the date of such Sale and Leaseback Transaction.

"Voting Stock" means Equity Interests of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Equity Interests of any other class or classes of such entity shall have or might have voting power by reason of the happening of a contingency).

ARTICLE TEN

TAXATION

Section 1001 Payment without Withholding. All payments in respect of each series of Notes by or on behalf of the Company shall be made without withholding or deduction for, or on account of, any present or future taxes, duties, assessments or governmental charges of whatever nature ("Taxes") imposed or levied by or on behalf of the Relevant Jurisdiction, unless the withholding or deduction of the Taxes is required by law. In that event, the Company will pay such additional amounts as may be necessary in order that the net amounts received by the Holders after the withholding or deduction shall equal the respective amounts which would have been receivable in respect of such Notes or, as the case may be, Coupons, if relevant, in the absence of the withholding or deduction; except that no additional amounts shall be payable in relation to any payment in respect of any such Note or Coupon:

(a) presented for payment by or on behalf of, a holder who is liable to the Taxes in respect of such Note or Coupon by reason of his having some connection with the Relevant Jurisdiction other than the mere holding of such Note; or

(b) where such withholding or deduction is imposed on a payment to an individual and is required to be made pursuant to European Council Directive 2003/48/EC or any law implementing or complying with, or introduced in order to conform to, such Directive; or

(c) presented for payment by or on behalf of a holder who would have been able to avoid such withholding or deduction by presenting the relevant Note or Coupon to another Paying Agent in a member state of the European Union; or

(d) presented for payment more than thirty (30) days after the Relevant Date except to the extent that a holder would have been entitled to additional amounts on presenting the same for payment on the last day of the period of thirty (30) days assuming, whether or not such is in fact the case, that day to have been a Presentation Date (as defined in Section 607 hereof); or

(e) where any such tax or duty would not have been so imposed but for the holder's present or former status as a personal holding company, a passive foreign investment company, a controlled foreign corporation for U.S. federal tax purposes or a corporation which accumulates earnings to avoid U.S. federal income tax; or

(f) where such tax would not have been imposed but for the failure of such holder to comply with any certification, identification or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder or beneficial owner of such Note or Coupon, if such compliance is required by statute or regulation of the United States Treasury Department as a precondition to relief or exemption from such tax; or

(g) where such withholding or deduction is imposed as a result of any estate, inheritance, gift, sales, transfer, personal property tax or any similar tax, assessment or other governmental charge; or

(h) where such tax, assessment or governmental charge is payable otherwise than by deduction or withholding by the Company or its paying agent from payments of principal of, or interest on, such Note or Coupon; or

(i) where such tax or duty is imposed on interest received by a person described in Section 88l(c)(3) or Section 871(h)(3)(B) of the U.S. Internal Revenue Code of 1986; or

(j) where any combination of paragraphs (a) to (i) is applicable.

The Company shall provide such calculation of any additional amounts in writing to the Trustee.

Section 1002 Interpretation. As used in this Second Supplemental Indenture and in the Base Indenture as such terms relate to the Notes, the following terms will be afforded the meanings set forth below:

"Euroclear", "Euro-Clear" or "Euro-Clear System" means Euroclear Bank S.A./N.V.;

"Eurosystem" means the ECB and the national central banks of the member states of Europe that have adopted the Euro;

the "records" of Euroclear and Clearstream, Luxembourg shall be the records that each of Euroclear and Clearstream, Luxembourg holds for its customers which reflect the amount of such customer's interest in the relevant Notes;

"Relevant Date" means the date on which the payment first becomes due but, if the full amount of the money payable has not been received by the Principal Paying Agent or the Trustee on or before the due date, it means the date on which, the full amount of the money having been so received, notice to that effect has been duly given to the Holders by the Company in accordance with Section 1203 hereof;

"Relevant Jurisdiction" means the United States or any political subdivision or any authority thereof or therein having power to tax or any other jurisdiction or any political subdivision or any authority thereof or therein having power to tax to which the Company becomes subject in respect of payments made by it of principal and interest on each series of Notes and Coupons;

"Sterling" or "£" means the currency of the United Kingdom;

a "United States Alien" means any beneficial owner of a Note who or which, for U.S. federal income tax purposes, is a foreign corporation, a non-resident alien individual, or a foreign estate or trust, in either case not subject to U.S. federal income tax on a net income basis on income or gain from a Note or Coupon, and all of whose beneficiaries are non-U.S. persons; and the term "United States" means the United States of America (including the States thereof and the District of Columbia), its territories, its possessions and other areas subject to its jurisdiction. An individual present in the United States for one hundred and eighty-three (183) or more days in the taxable year in which such individual disposes of his or her Note is not a United States Alien.

Section 1003 Additional Amounts. Any reference in this Second Supplemental Indenture to any amounts in respect of each series of Notes shall be deemed also to refer to any additional amounts which may be payable under this Article Ten or under any undertakings given in addition to, or in substitution for, this Article Ten pursuant to the Indenture.

ARTICLE ELEVEN

PRESCRIPTION

Section 1101 Prescription. The Notes and Coupons will become void unless presented for payment within periods of ten (10) years (in the case of principal) and five years (in the case of interest) from the Relevant Date in respect of each series of Notes or, as the case may be, the Coupons, subject to the provisions contained in Sections 205, 305, 405, 505, and 604 through 608 hereof.

ARTICLE TWELVE

MISCELLANEOUS

Section 1201 Enforcement. The Company shall enforce the provisions of the Indenture and the Notes, but it shall not be bound to take any such proceedings or any other action in relation to the Indenture or any series of Notes unless (a) it has been so directed by all Holders of the relevant series of Notes in relation to certain provisions as set out in the Indenture or so requested by the holders of at least the majority in principal amount of such series of Notes then outstanding (as defined in the Indenture) and (b) it has been indemnified to its satisfaction.

Section 1202 Replacement of Notes and Coupons. Should any Note or Coupon be lost, stolen, mutilated, defaced or destroyed it may be replaced at the specified office of the Principal Paying Agent upon payment by the claimant of the expenses incurred in connection with the replacement and on such terms as to evidence and indemnity as the Company may reasonably require. Mutilated or defaced Notes or Coupons must be surrendered before replacements will be issued.

Section 1203 Notices. In respect of the Notes, pursuant to Section 106 of the Base Indenture all notices to the Holders will be valid if published in a leading English language daily newspaper published in London or such other English language daily newspaper with general circulation in Europe as the Trustee may approve, and so long as any series of Notes are listed on the Irish Stock Exchange and the guidelines of the Irish Stock Exchange so require, filed with the Companies Announcement Office of the Irish Stock Exchange; provided while any series of Notes is represented by a temporary Global Security or by a temporary Global Security and a permanent Global Security and such Global Security or Global Securities representing any series of Notes is/are held on behalf of Euroclear or Clearstream, Luxembourg, such notice will be provided in the manner described in the terms of such temporary Global Security or permanent Global Security. It is expected that notice by publication will normally be made in the Financial Times. The Company shall also ensure that notices are duly published in a manner which complies with the rules and procedures of any stock exchange or other relevant authority on which the relevant series of Notes are for the time being listed. Any such notice will be deemed to have been given on the date of the first publication or, where required to be published in more than one newspaper, on the date of the first publication in all required newspapers. If publication as provided above is not practicable, notice will be given in such other manner, and shall be deemed to have been given on such date, as the Trustee may approve. With respect to Coupons, Holders will be deemed for all purposes to have notice of the contents of any notice given to the Holders in accordance with this paragraph.

Section 1204 Amendments, Consents and Waivers. Amendments, consents and waivers from the Holders of the Global Securities shall be obtained in accordance with the rules and procedures of Euroclear and/or Clearstream, Luxembourg.

Section 1205 Meetings. Meetings of Holders of interests shall be held in accordance with the rules and procedures of Euroclear and/or Clearstream, Luxembourg.

Section 1206 Euroclear and Clearstream, Luxembourg. References in the Global Securities, the definitive Bearer Securities, this Second Supplemental Indenture and in the Base Indenture in respect of the Notes to Euroclear and/or Clearstream, Luxembourg shall be deemed to include references to any other clearing system approved by the Trustee.

Section 1207 Ratification of Indenture; Controlling Terms. The Base Indenture, as supplemented by this Second Supplemental Indenture and all exhibits hereto, is in all respects ratified and confirmed, and this Second Supplemental Indenture shall be deemed to be, and shall be construed as part of, the Base Indenture in the manner and to the extent herein and therein provided. In the event of a conflict between the terms of the Base Indenture and this Second Supplemental Indenture, this Second Supplemental Indenture shall control. In addition, in the event of a conflict between the terms of the Notes, issued in substantially the form attached hereto as Exhibits A, B, C, D, E, F, G, H, I, J, K and L, and the Indenture, the Notes shall control.

Section 1208 Trustee Not Responsible for Recitals. The recitals herein contained are made by the Company and not by the Trustee, and the Trustee assumes no responsibility for the correctness thereof. The Trustee makes no representation as to the validity or sufficiency of this Second Supplemental Indenture.

Section 1209 Governing Law. This Second Supplemental Indenture and the Notes shall be governed by, and shall be construed in accordance with the laws of the State of New York.

Section 1210 Separability. In case any one or more of the provisions contained in this Second Supplemental Indenture or in each series of Notes shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provisions of this Second Supplemental Indenture or of such Notes, but this Second Supplemental Indenture and such Notes shall be construed as if such invalid or illegal or unenforceable provision had never been contained herein or therein.

Section 1211 Counterparts. This Second Supplemental Indenture may be executed in any number of counterparts each of which shall be an original; but such counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Second Supplemental Indenture to be duly executed, all as of the day and year first above written.

PFIZER INC.

By: /s Richard A. Passov
Name: Richard A. Passov
Title: Senior Vice President and Treasurer

THE BANK OF NEW YORK MELLON, AS TRUSTEE

By: /s Paul Cattermole
Name: Paul Cattermole
Title: Assistant Vice President

[Second Supplmental Indenture]

EXHIBIT A

FORM OF TEMPORARY GLOBAL SECURITY

REPRESENTING THE EURO NOTES DUE 2013

PFIZER INC.

TEMPORARY GLOBAL SECURITY

€1,850,000,000

3.625 PER CENT. NOTES DUE 2013

ISIN: XS0432069747
COMMON CODE: 043206974

This temporary Global Security is issued in respect of the 3.625 per cent. notes due 2013 (the "Euro Notes due 2013") of Pfizer Inc. (the "Company"). The Euro Notes due 2013 are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee (the "Trustee").

ARTICLE ONE

PROMISE TO PAY

Subject as provided in this temporary Global Security, the Company, for value received, promises to pay the bearer of this temporary Global Security the sum of €1,850,000,000 (one billion and eight hundred and fifty million Euros) or such lesser sum as is equal to the principal amount of the Euro Notes due 2013 represented by this temporary Global Security on June 3, 2013 or on such earlier date as the principal in respect of this temporary Global Security may become due under the Indenture and to pay interest on the principal sum for the time being outstanding at the rate of 3.625 per cent. per annum from and including June 3, 2009 payable annually in arrear on each Interest Payment Date (as defined in the Indenture) until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Indenture.

The principal amount of Euro Notes due 2013 represented by this temporary Global Security shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme (together the "relevant

Clearing Systems"). The records of the relevant Clearing Systems (which expression in this temporary Global Security means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2013) shall be conclusive evidence of the principal amount of Euro Notes due 2013 represented by this temporary Global Security and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Euro Notes due 2013 represented by this temporary Global Security at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

ARTICLE TWO

EXCHANGE FOR PERMANENT GLOBAL SECURITY AND PURCHASES

The permanent Global Security to be issued on exchange for interests in this temporary Global Security will be substantially in the form set out in Exhibit B of the Second Supplemental Indenture.

Subject as provided below, the permanent Global Security will only have an entry made to represent definitive Bearer Securities after the date which is forty (40) days after the closing date for the Euro Notes due 2013 (the "Exchange Date").

Interests in this temporary Global Security may be exchanged for interests recorded in the records of the relevant Clearing Systems in a duly executed and authenticated permanent Global Security without charge, in full or partial exchange for this temporary Global Security, in order that the permanent Global Security represents an aggregate principal amount of Euro Notes due 2013 equal to the principal amount of this temporary Global Security submitted for exchange. Notwithstanding the foregoing, no such exchange shall be made unless there shall have been presented to the Principal Paying Agent or such other person as the Principal Paying Agent may direct (the "Exchange Agent") by a relevant Clearing System a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of the Euro Notes due 2013 (as shown by its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture, from such person in the form required by it and substantially in the form set out in Exhibit B of the Base Indenture unless such certification has already been made.

Notwithstanding the foregoing, where this temporary Global Security has been exchanged in part for the permanent Global Security pursuant to the foregoing and definitive Bearer Securities have been issued in exchange for the total amount of Euro Notes due 2013 represented by the permanent Global Security pursuant to its terms, then interests in this temporary Global Security will no longer be exchangeable for interests in the permanent Global Security but will be exchangeable, in full or partial exchange, for duly executed and authenticated definitive Bearer Securities, without charge, in the denomination of €50,000 each with Coupons attached, such definitive Bearer Securities to be substantially in the form set out in the Second Supplemental Indenture. Notwithstanding the foregoing, definitive Bearer Securities shall not be so issued and delivered unless there shall have been presented to the Exchange

Agent by a relevant Clearing System a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of Euro Notes due 2013 (as shown by its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture, from such person in the form required by it and substantially in the form set out in Exhibit B of the Base Indenture unless such certification has already been made.

Any person who would, but for the provisions of this temporary Global Security and of the Indenture, otherwise be entitled to receive either (a) an interest in the permanent Global Security or (b) definitive Bearer Securities shall not be entitled to require the exchange of an appropriate part of this temporary Global Security for an interest in the permanent Global Security or definitive Bearer Securities unless and until he shall have delivered or caused to be delivered to a relevant Clearing System a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture.

Presentation of this temporary Global Security for exchange shall be made by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for general business in London. The aggregate principal amount of interests in the permanent Global Security recorded in the records of the relevant Clearing Systems or, as the case may be, definitive Bearer Securities issued upon an exchange of this temporary Global Security will, subject to the terms hereof, be equal to the aggregate principal amount of this temporary Global Security submitted by the bearer for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this temporary Global Security).

Upon (a) any exchange of a part of this temporary Global Security for an interest in the permanent Global Security or for a definitive Bearer Security, (b) receipt of instructions from a relevant Clearing System that, following the purchase by or on behalf of the Company of a part of this temporary Global Security, part is to be cancelled or (c) any redemption of a part of this temporary Global Security, the Company shall procure that the portion of the principal amount of this temporary Global Security so exchanged, cancelled or redeemed shall be entered pro rata in the records of the relevant Clearing Systems. On an exchange in whole of this temporary Global Security, this temporary Global Security shall be surrendered to or to the order of the Paying Agent.

ARTICLE THREE
BENEFITS

Until the entire principal amount of this temporary Global Security has been extinguished in exchange for the permanent Global Security and/or definitive Bearer Securities, the bearer of this temporary Global Security shall in all respects be entitled to the same benefits as if he were the bearer of the definitive Bearer Securities referred to above, except that the bearer of this temporary Global Security shall only be entitled to receive any payment on this temporary Global Security on presentation of certificates as provided below. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Company, Trustee and any Paying Agent may deem and treat the holder of this temporary Global Security as the absolute owner of this temporary Global Security for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this temporary Global Security and on the relevant definitive Bearer Securities and/or Coupons.

ARTICLE FOUR
PAYMENTS

Payments due in respect of Euro Notes due 2013 for the time being represented by this temporary Global Security shall be made to the bearer of this temporary Global Security only upon presentation by a relevant Clearing System to the Paying Agent at its specified office of a certificate to the effect that it has received from or in respect of a person entitled to a particular principal amount of the Euro Notes due 2013 (as shown on its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set forth in Exhibit A of the Base Indenture. Each payment so made will discharge the Company's obligations in respect thereof.

The bearer of this temporary Global Security will not be entitled to receive any payment of interest due on or after the Exchange Date unless, upon due certification, exchange of this temporary Global Security is improperly withheld or refused.

Upon any payment in respect of the Euro Notes due 2013 represented by this temporary Global Security, the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems. In the case of any payment of principal the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems and, upon such entry being made, the principal amount of the Euro Notes due 2013 recorded in the records of the relevant Clearing Systems and represented by this temporary Global Security shall be reduced by the amount so paid. Any failure to make such entries shall not affect the discharge referred to in the first paragraph above.

ARTICLE FIVE

ACCOUNTHOLDERS

For so long as any of the Euro Notes due 2013 is represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, each person (other than a relevant Clearing System) who is for the time being shown in the records of a relevant Clearing System as the holder of a particular principal amount of Euro Notes due 2013 (each an "Accountholder") (in which regard any certificate or other document issued by a relevant Clearing System as to the principal amount of such Euro Notes due 2013 standing to the account of any person shall, in the absence of manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Euro Notes due 2013 for all purposes (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest of such Euro Notes due 2013, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture. The Trustee will look solely to the relevant Clearing Systems for the determination of who may be treated as an Accountholder for all purposes under the Indenture (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest of such Euro Notes due 2013, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture. Each Accountholder must look solely to the relevant Clearing Systems, for its share of each payment made to the bearer of this temporary Global Security. With respect to this temporary Global Security, the "records" of the relevant Clearing Systems shall mean the records that each of the relevant Clearing Systems holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2013.

The Company covenants in favor of each Accountholder that it will make all payments in respect of the principal amount of Euro Notes due 2013 for the time being shown in the records of the relevant Clearing Systems as being held by the Accountholder and represented by this temporary Global Security to the bearer of this temporary Global Security in accordance with Article One hereof and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Company.

ARTICLE SIX
NOTICES

For so long as all of the Euro Notes due 2013 are represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, notices to Holders may be given by delivery of the relevant notice to the relevant Clearing Systems for communication to the relative Accountholders rather than by publication as required by Section 1203 of the Second Supplemental Indenture; provided that, so long as the Euro Notes due 2013 are listed on the Luxembourg Stock Exchange, notice will also be given by filing with the Companies Announcement Office of the Irish Stock Exchange if and to the extent that the guidelines of the Irish Stock Exchange so require. Any such notice shall be deemed to have been given to the Holders on the second day after the day on which such notice is delivered to the relevant Clearing Systems as aforesaid.

ARTICLE SEVEN

PRESCRIPTION

Claims against the Company in respect of principal and interest on the Euro Notes due 2013 represented by this temporary Global Security will be prescribed after ten (10) years

(in the case of principal and five (5) years (in the case of interest) from the Relevant Date (as defined in Article Ten of the Second Supplemental Indenture).

ARTICLE EIGHT

REDEMPTION AT THE OPTION OF THE COMPANY

For so long as all of the Euro Notes due 2013 are represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, no drawing of Euro Notes due 2013 to be redeemed will be required under Section 703 of the Second Supplemental Indenture in the event that the Company exercises its option pursuant to Section 702 of the Second Supplemental Indenture in respect of less than the aggregate principal amount of the Euro Notes due 2013 outstanding at such time. In such event, the partial redemption will be effected in accordance with the rules and procedures of the relevant Clearing Systems (to be reflected in the records of the relevant Clearing Systems as either a pool factor or a reduction in nominal amount, at their discretion).

ARTICLE NINE

THE RELEVANT CLEARING SYSTEMS

The Euro Notes due 2013 represented by this temporary Global Security are transferable in accordance with the rules and procedures of the relevant Clearing Systems.

ARTICLE TEN

AUTHENTICATION AND EFFECTUATION

This temporary Global Security shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Trustee referred to herein and effectuated by the entity appointed as common safe-keeper by the relevant Clearing Systems.

ARTICLE ELEVEN

GOVERNING LAW

This temporary Global Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC

.

Dated:
By:____________________________ __
Name:
Title:

Attest:______________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

CERTIFICATE OF EFFECTUATION
Effectuated without recourse, warranty or liability by

__________________________________
as common safe-keeper

By:_______________________________
Name:
Title:

EXHIBIT B

FORM OF PERMANENT GLOBAL SECURITY

REPRESENTING THE EURO NOTES DUE 2013

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

PFIZER INC.

PERMANENT GLOBAL SECURITY

€1,850,000,000

3.625 PER CENT. NOTES DUE 2013

ISIN: XS0432069747
COMMON CODE: 043206974

This permanent Global Security is issued in respect of the 3.625 per cent. notes due 2013 (the "Euro Notes due 2013") of Pfizer Inc. (the "Company"). The Euro Notes due 2013 are initially represented by a temporary Global Security interests in which will be exchanged in accordance with the terms of the temporary Global Security for interests in this permanent Global Security and, if applicable, definitive Bearer Securities. The Euro Notes due 2013 are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture", which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee (the "Trustee").

ARTICLE ONE
PROMISE TO PAY

Subject as provided in this permanent Global Security, the Company, for value received, promises to pay the bearer of this permanent Global Security the sum of €1,850,000,000 (one billion and eight hundred and fifty million Euros) or such lesser sum as is equal to the principal amount of the Euro Notes due 2013 represented by this permanent Global Security on June 3, 2013 or on such earlier date as the principal in respect of this permanent Global Security may become due under the Indenture and to pay interest on the principal sum for the time being outstanding at the rate of 3.625 per cent. per annum from and including June 3, 2009 payable annually in arrear on each Interest Payment Date (as defined in the Indenture) until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Indenture.

The principal amount of Euro Notes due 2013 represented by this permanent Global Security shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme (together the "relevant Clearing Systems"). The records of the relevant Clearing Systems (which expression in this permanent Global Security means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2013) shall be conclusive evidence of the principal amount of Euro Notes due 2013 represented by this permanent Global Security and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Euro Notes due 2013 represented by this permanent Global Security at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

ARTICLE TWO

EXCHANGE OF INTERESTS IN THE TEMPORARY GLOBAL SECURITY FOR INTERESTS IN THIS PERMANENT GLOBAL SECURITY

Upon any exchange of an interest recorded in the records of the relevant Clearing Systems in the temporary Global Security representing the Euro Notes due 2013 for an interest recorded in the records of the relevant Clearing Systems in this permanent Global Security, the Company shall procure that details of such exchange shall be entered pro rata in the records of the relevant Clearing Systems.

ARTICLE THREE

EXCHANGE FOR DEFINITIVE BEARER SECURITIES AND PURCHASES

The permanent Global Security will be exchangeable in whole but not in part (free of charge to the holder) for definitive Bearer Securities only:

(a) upon the happening of any of the events defined in the Indenture as "Events of Default";

(b) if either Euroclear or Clearstream, Luxembourg is closed for business for a continuous period of fourteen (14) days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available; or

(c) if the Company would suffer a disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Clearstream, Luxembourg which would not be suffered were the Euro Notes due 2013 in definitive form and a certificate to such effect signed by two current directors of the Company is given to the Trustee; or

(d) upon not less than sixty (60) days' written notice from Euroclear and/or Clearstream, Luxembourg (acting on the instructions of any holder of an interest in such permanent Global Security) to the Principal Paying Agent.

Thereupon (in the case of (a), (b) and (c) above) the holder of the permanent Global Security (acting on the instructions of one or more of the Accountholders (as defined below)) or the Trustee may give notice to the Company and (in the case of (c) above) the Company may give notice to the Trustee and the Holders, of its intention to exchange the permanent Global Security for definitive Bearer Securities on or after the Exchange Date (as defined below).

On or after the Exchange Date the holder of the permanent Global Security may or, in the case of (c) above, shall surrender the permanent Global Security to or to the order of the Principal Paying Agent. In exchange for the permanent Global Security the Company will deliver, or procure the delivery of, an equal aggregate principal amount of definitive Bearer Securities (having attached to them all Coupons in respect of interest which has not already been paid on the permanent Global Security), security printed in accordance with any applicable legal and stock exchange requirements and in or substantially in the form set out in the Indenture. On exchange of the permanent Global Security, the Company will procure that it is cancelled and, if the holder so requests, returned to the holder together with any relevant definitive Bearer Securities. Definitive Bearer Securities to be delivered on exchange shall be delivered only outside the United States. The definitive Bearer Securities to be issued on exchange will be in bearer form in the denomination of €50,000 each with Coupons attached and will be substantially in the form set out in Exhibit C to the Second Supplemental Indenture.

The Company shall deliver to the Trustee sufficient definitive Bearer Securities to give effect to any exchange as set forth in this Article Three.

For these purposes, "Exchange Date" means a day specified in the notice requiring exchange falling not less than sixty (60) days after that on which such notice is given and being a day on which banks are open for general business in the place in which the specified office of the Principal Paying Agent is located and, except in the case of exchange pursuant to (b) above, in the place in which the relevant clearing system is located.

ARTICLE FOUR

BENEFITS

Until the entire principal amount of this permanent Global Security has been extinguished in exchange for definitive Bearer Securities or in any other manner envisaged by the terms of the Second Supplemental Indenture, the bearer of this permanent Global Security shall in all respects be entitled to the same benefits as if he were the bearer of the definitive Bearer Securities referred to above. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Company, the Trustee and any Paying Agent may deem and treat the holder of this permanent Global Security as the absolute owner of this permanent Global Security for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this permanent Global Security and on the relevant definitive Bearer Securities and/or Coupons.

ARTICLE FIVE

PAYMENTS

Payments due in respect of Euro Notes due 2013 for the time being represented by this permanent Global Security shall be made to the bearer of this permanent Global Security and each payment so made will discharge the Company's obligations in respect thereof.

Upon any payment in respect of the Euro Notes due 2013 represented by this permanent Global Security, the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems. In the case of any payment of principal the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems and, upon any such entry being made, the principal amount of the Euro Notes due 2013 recorded in the records of the relevant Clearing Systems and represented by this permanent Global Security shall be reduced by the amount so paid. Any failure to make such entries shall not affect the discharge referred to in the previous paragraph.

ARTICLE SIX

ACCOUNTHOLDERS

For so long as any of the Euro Notes due 2013 are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, each person (other than a relevant Clearing System) who is for the time being shown in the records of a relevant Clearing System as the holder of a particular principal amount of Euro Notes due 2013 (each an "Accountholder") (in which regard any certificate or other document issued by a relevant Clearing System as to the principal amount of such Euro Notes due 2013 standing to the account of any person shall, in the absence of any manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Euro Notes due 2013 for all purposes (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest on such principal amount of such Euro Notes due 2013, the right to which shall be vested, as against the Company, solely in the bearer of this permanent Global Security in accordance with and subject to its terms and the terms of the Indenture. The Trustee will look solely to the relevant Clearing Systems for the determination of who may be treated as an Accountholder for all purposes under the Indenture (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest on such principal amount of such Euro Notes due 2013, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture.

Each Accountholder must look solely to the relevant Clearing Systems for its share of each payment made to the bearer of this permanent Global Security. With respect to this permanent Global Security, the "records" of Euroclear and Clearstream, Luxembourg shall mean the records that each of Euroclear and Clearstream, Luxembourg holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2013.

The Company covenants in favor of each Accountholder that it will make all payments in respect of the principal amount of Euro Notes due 2013 for the time being shown in the records of the relevant Clearing Systems as being held by the Accountholder and represented by this permanent Global Security to the bearer of this permanent Global Security in accordance with Article One above and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Company.

ARTICLE SEVEN

NOTICES

For so long as all of the Euro Notes due 2013 are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, notices to Holders may be given by delivery of the relevant notice to the relevant Clearing Systems for communication to the relative Accountholders rather than by publication as required by Section 1203 of the Second Supplemental Indenture, provided that, so long as the Euro Notes due 2013 are listed on the Irish Stock Exchange, notice will also be given by filing with the Companies Announcement Office of the Irish Stock Exchange if and to the extent that the guidelines of the Irish Stock Exchange so require. Any such notice shall be deemed to have been given to the Holders on the second day after the day on which such notice is delivered to the relevant Clearing Systems as aforesaid.

ARTICLE EIGHT

PRESCRIPTION

Claims against the Company in respect of principal and interest on the Euro Notes due 2013 represented by this permanent Global Security will be prescribed after ten (10) years (in the case of principal) and five (5) years (in the case of interest) from the Relevant Date (as defined in Article Ten of the Second Supplemental Indenture).

ARTICLE NINE

REDEMPTION AT THE OPTION OF THE COMPANY

For so long as all of the Euro Notes due 2013 are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, no drawing of Euro Notes due 2013 to be redeemed will be required under Section 703 of the Second Supplemental Indenture in the event that the Company exercises its option pursuant to Section 702 of the Second Supplemental Indenture in respect of less than the aggregate principal amount of the Euro Notes due 2013 outstanding at such time. In such event, the partial redemption will be effected in accordance with the rules and procedures of the relevant Clearing Systems (to be reflected in the records of the relevant Clearing Systems as either a pool factor or a reduction in nominal amount, at their discretion).

ARTICLE TEN

THE RELEVANT CLEARING SYSTEMS

The Euro Notes due 2013 represented by this permanent Global Security are transferable in accordance with the rules and procedures of the relevant Clearing Systems.

ARTICLE ELEVEN

AUTHENTICATION AND EFFECTUATION

This permanent Global Security shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Trustee referred to herein and effectuated by the entity appointed as common safe-keeper by the relevant Clearing Systems.

ARTICLE TWELVE

GOVERNING LAW

This permanent Global Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:____________________________ __
Name:
Title:

Attest:______________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

CERTIFICATE OF EFFECTUATION
Effectuated without recourse, warranty or liability by

__________________________________
as common safe-keeper

By:_______________________________
Name:
Title:

EXHIBIT C

FORM OF DEFINITIVE BEARER SECURITY

REPRESENTING THE EURO NOTES DUE 2013

AND RELATED COUPON

DEFINITIVE BEARER SECURITY

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

_______________________________________________________________________________________________

[0,000/00,000]           ISIN:                            COMMON CODE:             [Serial No.]
                               XS0432069747                   043206974

_______________________________________________________________________________________________

PFIZER INC.

€1,850,000,000 3.625 PER CENT.
NOTES DUE 2013

This definitive Bearer Security is issued in respect of the 3.625 per cent. notes due 2013 (the Euro Notes due 2013") of Pfizer Inc. ( the "Company"). The issue of the Euro Notes due 2013 was authorized by a resolution of the Securities Committee of the Company on May 27, 2009, pursuant to an authorization of the Board of Directors of the Company dated June 27, 2002. The Euro Notes due 2013 are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture", which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee. The Euro Notes due 2013 are issued as Securities in bearer form in the denomination of €50,000 each with Coupons attached in an aggregate principal amount of €1,850,000,000.

The Company for value received and subject to and in accordance with the Indenture hereby promises to pay to the bearer on June 3, 2013 (or on such earlier date as the principal sum hereunder mentioned may become repayable in accordance with the Indenture) the principal sum of:

[€      ]

together with interest on the said principal sum at the rate of 3.625 per cent. per annum payable annually in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the provisions of the Indenture.

Neither this definitive Bearer Security nor the Coupons appertaining hereto shall be or become valid or obligatory for any purpose unless and until this definitive Bearer Security has been authenticated by or on behalf of the Trustee referred to herein.

This definitive Bearer Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:______________________________
Name:
Title:

Attest:_____________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

FORM OF COUPON

On the front:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

PFIZER INC.

€1,850,000,000 3.625 PER CENT.
NOTES DUE 2013

Coupon appertaining to a definitive Bearer Security in the denomination of €50,000.

This Coupon is separately                  Coupon for
negotiable, payable to bearer,            [     ] [     ]
and subject to the                              due on
terms of the Indenture.                       [     ], [20    ]

PFIZER INC.

By: ____________________

_________________________________________________________________________

[No.]       [0,000/00,000]        ISIN:              COMMON CODE:         [Serial No.]
                                       XS0432069747         043206974

__________________________________________________________________________

EXHIBIT D

FORM OF TEMPORARY GLOBAL SECURITY

REPRESENTING THE EURO NOTES DUE 2016

PFIZER INC.

TEMPORARY GLOBAL SECURITY

€2,000,000,000

4.750 PER CENT. NOTES DUE 2016

ISIN: XS0432070752
COMMON CODE: 043207075

This temporary Global Security is issued in respect of the 4.750 per cent. notes due 2016 (the "Euro Notes due 2016") of Pfizer Inc. (the "Company"). The Euro Notes due 2016 are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee (the "Trustee").

ARTICLE ONE

PROMISE TO PAY

Subject as provided in this temporary Global Security, the Company, for value received, promises to pay the bearer of this temporary Global Security the sum of €2,000,000,000 (two billion Euros) or such lesser sum as is equal to the principal amount of the Euro Notes due 2016 represented by this temporary Global Security on June 3, 2016 or on such earlier date as the principal in respect of this temporary Global Security may become due under the Indenture and to pay interest on the principal sum for the time being outstanding at the rate of 4.750 per cent. per annum from and including June 3, 2009 payable annually in arrear on each Interest Payment Date (as defined in the Indenture) until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Indenture.

The principal amount of Euro Notes due 2016 represented by this temporary Global Security shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./N.V. and Clearstream Banking, société anonyme (together the "relevant

Clearing Systems"). The records of the relevant Clearing Systems (which expression in this temporary Global Security means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2016) shall be conclusive evidence of the principal amount of Euro Notes due 2016 represented by this temporary Global Security and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Euro Notes due 2016 represented by this temporary Global Security at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

ARTICLE TWO

EXCHANGE FOR PERMANENT GLOBAL SECURITY AND PURCHASES

The permanent Global Security to be issued on exchange for interests in this temporary Global Security will be substantially in the form set out in Exhibit E of the Second Supplemental Indenture.

Subject as provided below, the permanent Global Security will only have an entry made to represent definitive Bearer Securities after the date which is forty (40) days after the closing date for the Euro Notes due 2016 (the "Exchange Date").

Interests in this temporary Global Security may be exchanged for interests recorded in the records of the relevant Clearing Systems in a duly executed and authenticated permanent Global Security without charge, in full or partial exchange for this temporary Global Security, in order that the permanent Global Security represents an aggregate principal amount of Euro Notes due 2016 equal to the principal amount of this temporary Global Security submitted for exchange. Notwithstanding the foregoing, no such exchange shall be made unless there shall have been presented to the Principal Paying Agent or such other person as the Principal Paying Agent may direct (the "Exchange Agent") by a relevant Clearing System a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of the Euro Notes due 2016 (as shown by its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture, from such person in the form required by it and substantially in the form set out in Exhibit B of the Base Indenture unless such certification has already been made.

Notwithstanding the foregoing, where this temporary Global Security has been exchanged in part for the permanent Global Security pursuant to the foregoing and definitive Bearer Securities have been issued in exchange for the total amount of Euro Notes due 2016 represented by the permanent Global Security pursuant to its terms, then interests in this temporary Global Security will no longer be exchangeable for interests in the permanent Global Security but will be exchangeable, in full or partial exchange, for duly executed and authenticated definitive Bearer Securities, without charge, in the denomination of €50,000 each with Coupons attached, such definitive Bearer Securities to be substantially in the form set out in the Second Supplemental Indenture. Notwithstanding the foregoing, definitive Bearer Securities shall not be so issued and delivered unless there shall have been presented to the Exchange

Agent by a relevant Clearing System a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of Euro Notes due 2016 (as shown by its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture, from such person in the form required by it and substantially in the form set out in Exhibit B of the Base Indenture unless such certification has already been made.

Any person who would, but for the provisions of this temporary Global Security and of the Indenture, otherwise be entitled to receive either (a) an interest in the permanent Global Security or (b) definitive Bearer Securities shall not be entitled to require the exchange of an appropriate part of this temporary Global Security for an interest in the permanent Global Security or definitive Bearer Securities unless and until he shall have delivered or caused to be delivered to a relevant Clearing System a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture.

Presentation of this temporary Global Security for exchange shall be made by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for general business in London. The aggregate principal amount of interests in the permanent Global Security recorded in the records of the relevant Clearing Systems or, as the case may be, definitive Bearer Securities issued upon an exchange of this temporary Global Security will, subject to the terms hereof, be equal to the aggregate principal amount of this temporary Global Security submitted by the bearer for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this temporary Global Security).

Upon (a) any exchange of a part of this temporary Global Security for an interest in the permanent Global Security or for a definitive Bearer Security, (b) receipt of instructions from a relevant Clearing System that, following the purchase by or on behalf of the Company of a part of this temporary Global Security, part is to be cancelled or (c) any redemption of a part of this temporary Global Security, the Company shall procure that the portion of the principal amount of this temporary Global Security so exchanged, cancelled or redeemed shall be entered pro rata in the records of the relevant Clearing Systems. On an exchange in whole of this temporary Global Security, this temporary Global Security shall be surrendered to or to the order of the Paying Agent.

ARTICLE THREE

BENEFITS

Until the entire principal amount of this temporary Global Security has been extinguished in exchange for the permanent Global Security and/or definitive Bearer Securities, the bearer of this temporary Global Security shall in all respects be entitled to the same benefits as if he were the bearer of the definitive Bearer Securities referred to above, except that the bearer of this temporary Global Security shall only be entitled to receive any payment on this temporary Global Security on presentation of certificates as provided below. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Company, Trustee and any Paying Agent may deem and treat the holder of this temporary Global Security as the absolute owner of this temporary Global Security for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this temporary Global Security and on the relevant definitive Bearer Securities and/or Coupons.

ARTICLE FOUR

PAYMENTS

Payments due in respect of Euro Notes due 2016 for the time being represented by this temporary Global Security shall be made to the bearer of this temporary Global Security only upon presentation by a relevant Clearing System to the Paying Agent at its specified office of a certificate to the effect that it has received from or in respect of a person entitled to a particular principal amount of the Euro Notes due 2016 (as shown on its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set forth in Exhibit A of the Base Indenture. Each payment so made will discharge the Company's obligations in respect thereof.

The bearer of this temporary Global Security will not be entitled to receive any payment of interest due on or after the Exchange Date unless, upon due certification, exchange of this temporary Global Security is improperly withheld or refused.

Upon any payment in respect of the Euro Notes due 2016 represented by this temporary Global Security, the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems. In the case of any payment of principal the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems and, upon such entry being made, the principal amount of the Euro Notes due 2016 recorded in the records of the relevant Clearing Systems and represented by this temporary Global Security shall be reduced by the amount so paid. Any failure to make such entries shall not affect the discharge referred to in the first paragraph above.

ARTICLE FIVE

ACCOUNTHOLDERS

For so long as any of the Euro Notes due 2016 is represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, each person (other than a relevant Clearing System) who is for the time being shown in the records of a relevant Clearing System as the holder of a particular principal amount of Euro Notes due 2016 (each an "Accountholder") (in which regard any certificate or other document issued by a relevant Clearing System as to the principal amount of such Euro Notes due 2016 standing to the account of any person shall, in the absence of manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Euro Notes due 2016 for all purposes (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture other than with respect to the payment of principal amount and interest of such Euro Notes 2016, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture. The Trustee will look solely to the relevant Clearing Systems for the determination of who may be treated as an Accountholder for all purposes under the Indenture (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest of such Euro Notes due 2016, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture. Each Accountholder must look solely to the relevant Clearing Systems, for its share of each payment made to the bearer of this temporary Global Security. With respect to this temporary Global Security, the "records" of the relevant Clearing Systems shall mean the records that each of the relevant Clearing Systems holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2016.

The Company covenants in favor of each Accountholder that it will make all payments in respect of the principal amount of Euro Notes due 2016 for the time being shown in the records of the relevant Clearing Systems as being held by the Accountholder and represented by this temporary Global Security to the bearer of this temporary Global Security in accordance with Article One hereof and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Company.

ARTICLE SIX

NOTICES

For so long as all of the Euro Notes due 2016 are represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, notices to Holders may be given by delivery of the relevant notice to the relevant Clearing Systems for communication to the relative Accountholders rather than by publication as required by Section 1203 of the Second Supplemental Indenture; provided that, so long as the Euro Notes due 2016 are listed on the Luxembourg Stock Exchange, notice will also be given by filing with the Companies Announcement Office of the Irish Stock Exchange if and to the extent that the guidelines of the Irish Stock Exchange so require. Any such notice shall be deemed to have been given to the Holders on the second day after the day on which such notice is delivered to the relevant Clearing Systems as aforesaid.

ARTICLE SEVEN

PRESCRIPTION

Claims against the Company in respect of principal and interest on the Euro Notes due 2016 represented by this temporary Global Security will be prescribed after ten (10) years

(in the case of principal and five (5) years (in the case of interest) from the Relevant Date (as defined in Article Ten of the Second Supplemental Indenture).

ARTICLE EIGHT

REDEMPTION AT THE OPTION OF THE COMPANY

For so long as all of the Euro Notes due 2016 are represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, no drawing of Euro Notes due 2016 to be redeemed will be required under Section 703 of the Second Supplemental Indenture in the event that the Company exercises its option pursuant to Section 702 of the Second Supplemental Indenture in respect of less than the aggregate principal amount of the Euro Notes due 2016 outstanding at such time. In such event, the partial redemption will be effected in accordance with the rules and procedures of the relevant Clearing Systems (to be reflected in the records of the relevant Clearing Systems as either a pool factor or a reduction in nominal amount, at their discretion).

ARTICLE NINE

THE RELEVANT CLEARING SYSTEMS

The Euro Notes due 2016 represented by this temporary Global Security are transferable in accordance with the rules and procedures of the relevant Clearing Systems.

ARTICLE TEN

AUTHENTICATION AND EFFECTUATION

This temporary Global Security shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Trustee referred to herein and effectuated by the entity appointed as common safe-keeper by the relevant Clearing Systems.

ARTICLE ELEVEN

GOVERNING LAW

This temporary Global Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:____________________________ __
Name:
Title:

Attest:______________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

CERTIFICATE OF EFFECTUATION

Effectuated without recourse, warranty or liability by

__________________________________
as common safe-keeper

By:_______________________________
Name:
Title:

EXHIBIT E

FORM OF PERMANENT GLOBAL SECURITY

REPRESENTING THE EURO NOTES DUE 2016

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

PFIZER INC.

PERMANENT GLOBAL SECURITY

€2,000,000,000

4.750 PER CENT. NOTES DUE 2016

ISIN: XS0432070752
COMMON CODE: 043207075

This permanent Global Security is issued in respect of the 4.750 per cent. Notes due 2016 (the "Euro Notes due 2016") of Pfizer Inc. (the "Company"). The Euro Notes due 2016 are initially represented by a temporary Global Security interests in which will be exchanged in accordance with the terms of the temporary Global Security for interests in this permanent Global Security and, if applicable, definitive Bearer Securities. The Euro Notes due 2016 are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture", which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee (the "Trustee").

ARTICLE ONE

PROMISE TO PAY

Subject as provided in this permanent Global Security, the Company, for value received, promises to pay the bearer of this permanent Global Security the sum of €2,000,000,000 (two billion Euros) or such lesser sum as is equal to the principal amount of the Euro Notes due 2016 represented by this permanent Global Security on June 3, 2016 or on such earlier date as the principal in respect of this permanent Global Security may become due under the Indenture and to pay interest on the principal sum for the time being outstanding at the rate of

4.750 per cent. Per annum from and including June 3, 2009, payable annually in arrear on each Interest Payment Date (as defined in the Indenture) until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Indenture.

The principal amount of Euro Notes due 2016 represented by this permanent Global Security shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./NV and Clearstream Banking, société anonyme (together the "relevant Clearing Systems"). The records of the relevant Clearing Systems (which expression in this permanent Global Security means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2016) shall be conclusive evidence of the principal amount of Euro Notes due 2016 represented by this permanent Global Security and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Euro Notes due 2016 represented by this permanent Global Security at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

ARTICLE TWO

EXCHANGE OF INTERESTS IN THE TEMPORARY GLOBAL SECURITY FOR INTERESTS IN THIS PERMANENT GLOBAL SECURITY

Upon any exchange of an interest recorded in the records of the relevant Clearing Systems in the temporary Global Security representing the Euro Notes due 2016 for an interest recorded in the records of the relevant Clearing Systems in this permanent Global Security, the Company shall procure that details of such exchange shall be entered pro rata in the records of the relevant Clearing Systems.

ARTICLE THREE

EXCHANGE FOR DEFINITIVE BEARER SECURITIES AND PURCHASES

The permanent Global Security will be exchangeable in whole but not in part (free of charge to the holder) for definitive Bearer Securities only:
(a) upon the happening of any of the events defined in the Indenture as "Events of Default";
(b) if either Euroclear or Clearstream, Luxembourg is closed for business for a continuous period of fourteen (14) days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available; or
(c) if the Company would suffer a disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Clearstream, Luxembourg which would not be suffered were the Euro Notes due 2016 in definitive form and a certificate to such effect signed by two current directors of the Company is given to the Trustee; or

(d) upon not less than sixty (60) days' written notice from Euroclear and/or Clearstream, Luxembourg (acting on the instructions of any holder of an interest in such permanent Global Security) to the Principal Paying Agent.

Thereupon (in the case of (a), (b) and (c) above) the holder of the permanent Global Security (acting on the instructions of one or more of the Accountholders (as defined below)) or the Trustee may give notice to the Company and (in the case of (c) above) the Company may give notice to the Trustee and the Holders, of its intention to exchange the permanent Global Security for definitive Bearer Securities on or after the Exchange Date (as defined below).

On or after the Exchange Date the holder of the permanent Global Security may or, in the case of (c) above, shall surrender the permanent Global Security to or to the order of the Principal Paying Agent. In exchange for the permanent Global Security the Company will deliver, or procure the delivery of, an equal aggregate principal amount of definitive Bearer Securities (having attached to them all Coupons in respect of interest which has not already been paid on the permanent Global Security), security printed in accordance with any applicable legal and stock exchange requirements and in or substantially in the form set out in the Indenture. On exchange of the permanent Global Security, the Company will procure that it is cancelled and, if the holder so requests, returned to the holder together with any relevant definitive Bearer Securities. Definitive Bearer Securities to be delivered on exchange shall be delivered only outside the United States. The definitive Bearer Securities to be issued on exchange will be in bearer form in the denomination of €50,000 each with Coupons attached and will be substantially in the form set out in Exhibit F to the Second Supplemental Indenture.

The Company shall deliver to the Trustee sufficient definitive Bearer Securities to give effect to any exchange as set forth in this Article Three.

For these purposes, "Exchange Date" means a day specified in the notice requiring exchange falling not less than sixty (60) days after that on which such notice is given and being a day on which banks are open for general business in the place in which the specified office of the Principal Paying Agent is located and, except in the case of exchange pursuant to (b) above, in the place in which the relevant clearing system is located.

ARTICLE FOUR

BENEFITS

Until the entire principal amount of this permanent Global Security has been extinguished in exchange for definitive Bearer Securities or in any other manner envisaged by the terms of the Second Supplemental Indenture, the bearer of this permanent Global Security shall in all respects be entitled to the same benefits as if he were the bearer of the definitive Bearer Securities referred to above. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Company, the Trustee and any Paying Agent may deem and treat the holder of this permanent Global Security as the absolute owner of this permanent Global Security for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this permanent Global Security and on the relevant definitive Bearer Securities and/or Coupons.

ARTICLE FIVE

PAYMENTS

Payments due in respect of Euro Notes due 2016 for the time being represented by this permanent Global Security shall be made to the bearer of this permanent Global Security and each payment so made will discharge the Company's obligations in respect thereof.

Upon any payment in respect of the Euro Notes due 2016 represented by this permanent Global Security, the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems. In the case of any payment of principal the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems and, upon any such entry being made, the principal amount of the Euro Notes due 2016 recorded in the records of the relevant Clearing Systems and represented by this permanent Global Security shall be reduced by the amount so paid. Any failure to make such entries shall not affect the discharge referred to in the previous paragraph.

ARTICLE SIX

ACCOUNTHOLDERS

For so long as any of the Euro Notes due 2016 are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, each person (other than a relevant Clearing System) who is for the time being shown in the records of a relevant Clearing System as the holder of a particular principal amount of Euro Notes due 2016 (each an "Accountholder") (in which regard any certificate or other document issued by a relevant Clearing System as to the principal amount of such Euro Notes due 2016 standing to the account of any person shall, in the absence of any manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Euro Notes due 2016 for all purposes (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest on such principal amount of such Euro Notes due 2016, the right to which shall be vested, as against the Company, solely in the bearer of this permanent Global Security in accordance with and subject to its terms and the terms of the Indenture. The Trustee will look solely to the relevant Clearing Systems for the determination of who may be treated as an Accountholder for all purposes under the Indenture (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest on such principal amount of such Euro Notes due 2016, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture. Each Accountholder must look solely to the relevant Clearing Systems for its share of each payment made to the bearer of this permanent Global Security. With respect to this permanent Global Security, the "records" of Euroclear and Clearstream, Luxembourg shall mean the records that each of Euroclear and Clearstream, Luxembourg holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2016.

The Company covenants in favor of each Accountholder that it will make all payments in respect of the principal amount of Euro Notes due 2016 for the time being shown in the records of the relevant Clearing Systems as being held by the Accountholder and represented by this permanent Global Security to the bearer of this permanent Global Security in accordance with Article One above and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Company.

ARTICLE SEVEN

NOTICES

For so long as all of the Euro Notes due 2016 are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, notices to Holders may be given by delivery of the relevant notice to the relevant Clearing Systems for communication to the relative Accountholders rather than by publication as required by Section 1203 of the Second Supplemental Indenture, provided that, so long as the Euro Notes due 2016 are listed on the Irish Stock Exchange, notice will also be given by filing with the Companies Announcement Office of the Irish Stock Exchange if and to the extent that the guidelines of the Irish Stock Exchange so require. Any such notice shall be deemed to have been given to the Holders on the second day after the day on which such notice is delivered to the relevant Clearing Systems as aforesaid.

ARTICLE EIGHT

PRESCRIPTION

Claims against the Company in respect of principal and interest on the Euro Notes due 2016 represented by this permanent Global Security will be prescribed after ten (10) years (in the case of principal) and five (5) years (in the case of interest) from the Relevant Date (as defined in Article Ten of the Second Supplemental Indenture).

ARTICLE NINE

REDEMPTION AT THE OPTION OF THE COMPANY

For so long as all of the Euro Notes due 2016 are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, no drawing of Euro Notes due 2016 to be redeemed will be required under Section 703 of the Second Supplemental Indenture in the event that the Company exercises its option pursuant to Section 702 of the Second Supplemental Indenture in respect of less than the aggregate principal amount of the Euro Notes due 2016 outstanding at such time. In such event, the partial redemption will be effected in accordance with the rules and procedures of the relevant Clearing Systems (to be reflected in the records of the relevant Clearing Systems as either a pool factor or a reduction in nominal amount, at their discretion).

ARTICLE TEN

THE RELEVANT CLEARING SYSTEMS

The Euro Notes due 2016 represented by this permanent Global Security are transferable in accordance with the rules and procedures of the relevant Clearing Systems.

ARTICLE ELEVEN

AUTHENTICATION AND EFFECTUATION

This permanent Global Security shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Trustee referred to herein and effectuated by the entity appointed as common safe-keeper by the relevant Clearing Systems.

ARTICLE TWELVE

GOVERNING LAW

This permanent Global Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:______________________________
Name:
Title:

Attest:____________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

CERTIFICATE OF EFFECTUATION

Effectuated without recourse, warranty or liability by

__________________________________
as common safe-keeper

By:_______________________________
Name:
Title:

EXHIBIT F

FORM OF DEFINITIVE BEARER SECURITY

REPRESENTING THE EURO NOTES DUE 2016

AND RELATED COUPON

DEFINITIVE BEARER SECURITY

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

______________________________________________________________________________________________

[0,000/00,000]               ISIN:                 COMMON CODE:               [Serial No.]
                                XS0432070752           043207075

_______________________________________________________________________________________________

PFIZER INC.

€2,000,000,000 4.750 PER CENT.
NOTES DUE 2016

This definitive Bearer Security is issued in respect of the 4.750 per cent. Notes due 2016 (the "Euro Notes due 2016") of Pfizer Inc. ( the "Company"). The issue of the Euro Notes due 2016 was authorized by a resolution of the Securities Committee of the Company on May 27, 2009, pursuant to an authorization of the Board of Directors of the Company dated June 27, 2002. The Euro Notes due 2016 are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture", which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee. The Euro Notes due 2016 are issued as Securities in bearer form in the denomination of €50,000 each with Coupons attached in an aggregate principal amount of €2,000,000,000.

The Company for value received and subject to and in accordance with the Indenture hereby promises to pay to the bearer on June 3, 2016 (or on such earlier date as the principal sum hereunder mentioned may become repayable in accordance with the Indenture) the principal sum of:

[€      ]

together with interest on the said principal sum at the rate of 4.750 per cent. Per annum payable annually in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the provisions of the Indenture.

Neither this definitive Bearer Security nor the Coupons appertaining hereto shall be or become valid or obligatory for any purpose unless and until this definitive Bearer Security has been authenticated by or on behalf of the Trustee referred to herein.

This definitive Bearer Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:____________________________ __
Name:
Title:

Attest:______________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

FORM OF COUPON

On the front:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

PFIZER INC.

€2,000,000,000 4.750 PER CENT.

NOTES DUE 2016

Coupon appertaining to a definitive Bearer Security in the denomination of €50,000.

This Coupon is separately            Coupon for
negotiable, payable to bearer,       [   ][   ]
and subject to the                         due on
terms of the Indenture.                  [    ], [20   ]

PFIZER INC.

By: ____________________

______________________________________________________________________________________

[No.]       [0,000/00,000]          ISIN:                       COMMON CODE:        [Serial No.]
                                             XS0432070752              043207075

______________________________________________________________________________________

EXHIBIT G

FORM OF TEMPORARY GLOBAL SECURITY

REPRESENTING THE EURO NOTES DUE 2021

PFIZER INC.

TEMPORARY GLOBAL SECURITY

€2,000,000,000

5.750 PER CENT. NOTES DUE 2021

ISIN: XS0432071131
COMMON CODE: 043207113

This temporary Global Security is issued in respect of the 5.750 per cent. Notes due 2021 (the "Euro Notes due 2021") of Pfizer Inc. (the "Company"). The Euro Notes due 2021 are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee (the "Trustee").

ARTICLE ONE

PROMISE TO PAY

Subject as provided in this temporary Global Security, the Company, for value received, promises to pay the bearer of this temporary Global Security the sum of €2,000,000,000 (two billion Euros) or such lesser sum as is equal to the principal amount of the Euro Notes due 2021 represented by this temporary Global Security on June 3, 2021 or on such earlier date as the principal in respect of this temporary Global Security may become due under the Indenture and to pay interest on the principal sum for the time being outstanding at the rate of 5.750 per cent. Per annum from and including June 3, 2009 payable annually in arrear on each Interest Payment Date (as defined in the Indenture) until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Indenture.

The principal amount of Euro Notes due 2021 represented by this temporary Global Security shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./NV and Clearstream Banking, société anonyme (together the "relevant

Clearing Systems"). The records of the relevant Clearing Systems (which expression in this temporary Global Security means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2021) shall be conclusive evidence of the principal amount of Euro Notes due 2021 represented by this temporary Global Security and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Euro Notes due 2021 represented by this temporary Global Security at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

ARTICLE TWO

EXCHANGE FOR PERMANENT GLOBAL SECURITY AND PURCHASES

The permanent Global Security to be issued on exchange for interests in this temporary Global Security will be substantially in the form set out in Exhibit H of the Second Supplemental Indenture.

Subject as provided below, the permanent Global Security will only have an entry made to represent definitive Bearer Securities after the date which is forty (40) days after the closing date for the Euro Notes due 2021 (the "Exchange Date").

Interests in this temporary Global Security may be exchanged for interests recorded in the records of the relevant Clearing Systems in a duly executed and authenticated permanent Global Security without charge, in full or partial exchange for this temporary Global Security, in order that the permanent Global Security represents an aggregate principal amount of Euro Notes due 2021 equal to the principal amount of this temporary Global Security submitted for exchange. Notwithstanding the foregoing, no such exchange shall be made unless there shall have been presented to the Principal Paying Agent or such other person as the Principal Paying Agent may direct (the "Exchange Agent") by a relevant Clearing System a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of the Euro Notes due 2021 (as shown by its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture, from such person in the form required by it and substantially in the form set out in Exhibit B of the Base Indenture unless such certification has already been made.

Notwithstanding the foregoing, where this temporary Global Security has been exchanged in part for the permanent Global Security pursuant to the foregoing and definitive Bearer Securities have been issued in exchange for the total amount of Euro Notes due 2021 represented by the permanent Global Security pursuant to its terms, then interests in this temporary Global Security will no longer be exchangeable for interests in the permanent Global Security but will be exchangeable, in full or partial exchange, for duly executed and authenticated definitive Bearer Securities, without charge, in the denomination of €50,000 each with Coupons attached, such definitive Bearer Securities to be substantially in the form set out in the Second Supplemental Indenture. Notwithstanding the foregoing, definitive Bearer Securities shall not be so issued and delivered unless there shall have been presented to the Exchange

Agent by a relevant Clearing System a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of Euro Notes due 2021 (as shown by its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture, from such person in the form required by it and substantially in the form set out in Exhibit B of the Base Indenture unless such certification has already been made.

Any person who would, but for the provisions of this temporary Global Security and of the Indenture, otherwise be entitled to receive either (a) an interest in the permanent Global Security or (b) definitive Bearer Securities shall not be entitled to require the exchange of an appropriate part of this temporary Global Security for an interest in the permanent Global Security or definitive Bearer Securities unless and until he shall have delivered or caused to be delivered to a relevant Clearing System a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture.

Presentation of this temporary Global Security for exchange shall be made by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for general business in London. The aggregate principal amount of interests in the permanent Global Security recorded in the records of the relevant Clearing Systems or, as the case may be, definitive Bearer Securities issued upon an exchange of this temporary Global Security will, subject to the terms hereof, be equal to the aggregate principal amount of this temporary Global Security submitted by the bearer for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this temporary Global Security).

Upon (a) any exchange of a part of this temporary Global Security for an interest in the permanent Global Security or for a definitive Bearer Security, (b) receipt of instructions from a relevant Clearing System that, following the purchase by or on behalf of the Company of a part of this temporary Global Security, part is to be cancelled or (c) any redemption of a part of this temporary Global Security, the Company shall procure that the portion of the principal amount of this temporary Global Security so exchanged, cancelled or redeemed shall be entered pro rata in the records of the relevant Clearing Systems. On an exchange in whole of this temporary Global Security, this temporary Global Security shall be surrendered to or to the order of the Paying Agent.

ARTICLE THREE

BENEFITS

Until the entire principal amount of this temporary Global Security has been extinguished in exchange for the permanent Global Security and/or definitive Bearer Securities, the bearer of this temporary Global Security shall in all respects be entitled to the same benefits as if he were the bearer of the definitive Bearer Securities referred to above, except that the bearer of this temporary Global Security shall only be entitled to receive any payment on this temporary Global Security on presentation of certificates as provided below. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Company, Trustee and any Paying Agent may deem and treat the holder of this temporary Global Security as the absolute owner of this temporary Global Security for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this temporary Global Security and on the relevant definitive Bearer Securities and/or Coupons.

ARTICLE FOUR

PAYMENTS

Payments due in respect of Euro Notes due 2021 for the time being represented by this temporary Global Security shall be made to the bearer of this temporary Global Security only upon presentation by a relevant Clearing System to the Paying Agent at its specified office of a certificate to the effect that it has received from or in respect of a person entitled to a particular principal amount of the Euro Notes due 2021 (as shown on its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set forth in Exhibit A of the Base Indenture. Each payment so made will discharge the Company's obligations in respect thereof.

The bearer of this temporary Global Security will not be entitled to receive any payment of interest due on or after the Exchange Date unless, upon due certification, exchange of this temporary Global Security is improperly withheld or refused.

Upon any payment in respect of the Euro Notes due 2021 represented by this temporary Global Security, the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems. In the case of any payment of principal the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems and, upon such entry being made, the principal amount of the Euro Notes due 2021 recorded in the records of the relevant Clearing Systems and represented by this temporary Global Security shall be reduced by the amount so paid. Any failure to make such entries shall not affect the discharge referred to in the first paragraph above.

ARTICLE FIVE

ACCOUNTHOLDERS

For so long as any of the Euro Notes due 2021 is represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, each person (other than a relevant Clearing System) who is for the time being shown in the records of a relevant Clearing System as the holder of a particular principal amount of Euro Notes due 2021 (each an "Accountholder") (in which regard any certificate or other document issued by a relevant Clearing System as to the principal amount of such Euro Notes due 2021 standing to the account of any person shall, in the absence of manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Euro Notes due 2021 for all purposes (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest of such Euro Notes due 2021, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture. The Trustee will look solely to the relevant Clearing Systems for the determination of who may be treated as an Accountholder for all purposes under the Indenture (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest of such Euro Notes due 2021, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture. Each Accountholder must look solely to the relevant Clearing Systems, for its share of each payment made to the bearer of this temporary Global Security. With respect to this temporary Global Security, the "records" of the relevant Clearing Systems shall mean the records that each of the relevant Clearing Systems holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2021.

The Company covenants in favor of each Accountholder that it will make all payments in respect of the principal amount of Euro Notes due 2013 for the time being shown in the records of the relevant Clearing Systems as being held by the Accountholder and represented by this temporary Global Security to the bearer of this temporary Global Security in accordance with Article One hereof and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Company.

ARTICLE SIX

NOTICES

For so long as all of the Euro Notes due 2021 are represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, notices to Holders may be given by delivery of the relevant notice to the relevant Clearing Systems for communication to the relative Accountholders rather than by publication as required by Section 1203 of the Second Supplemental Indenture; provided that, so long as the Euro Notes due 2021 are listed on the Luxembourg Stock Exchange, notice will also be given by filing with the Companies Announcement Office of the Irish Stock Exchange if and to the extent that the guidelines of the Irish Stock Exchange so require. Any such notice shall be deemed to have been given to the Holders on the second day after the day on which such notice is delivered to the relevant Clearing Systems as aforesaid.

ARTICLE SEVEN

PRESCRIPTION

Claims against the Company in respect of principal and interest on the Euro Notes due 2021 represented by this temporary Global Security will be prescribed after ten (10) years

(in the case of principal and five (5) years (in the case of interest) from the Relevant Date (as defined in Article Ten of the Second Supplemental Indenture).

ARTICLE EIGHT

REDEMPTION AT THE OPTION OF THE COMPANY

For so long as all of the Euro Notes due 2021 are represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, no drawing of Euro Notes due 2021 to be redeemed will be required under Section 703 of the Second Supplemental Indenture in the event that the Company exercises its option pursuant to Section 702 of the Second Supplemental Indenture in respect of less than the aggregate principal amount of the Euro Notes due 2021 outstanding at such time. In such event, the partial redemption will be effected in accordance with the rules and procedures of the relevant Clearing Systems (to be reflected in the records of the relevant Clearing Systems as either a pool factor or a reduction in nominal amount, at their discretion).

ARTICLE NINE

THE RELEVANT CLEARING SYSTEMS

The Euro Notes due 2021 represented by this temporary Global Security are transferable in accordance with the rules and procedures of the relevant Clearing Systems.

ARTICLE TEN

AUTHENTICATION AND EFFECTUATION

This temporary Global Security shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Trustee referred to herein and effectuated by the entity appointed as common safe-keeper by the relevant Clearing Systems.

ARTICLE ELEVEN

GOVERNING LAW

This temporary Global Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:____________________________
Name:
Title:

Attest:__________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.
The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

CERTIFICATE OF EFFECTUATION

Effectuated without recourse, warranty or liability by

__________________________________
as common safe-keeper

By:_______________________________
Name:
Title:

EXHIBIT H

FORM OF PERMANENT GLOBAL SECURITY

REPRESENTING THE EURO NOTES DUE 2021

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

PFIZER INC.

PERMANENT GLOBAL SECURITY

€2,000,000,000

5.750 PER CENT. NOTES DUE 2021

ISIN: XS0432071131
COMMON CODE: 043207113

This permanent Global Security is issued in respect of the 5.750 per cent. Notes due 2021 (the "Euro Notes due 2021") of Pfizer Inc. (the "Company"). The Euro Notes due 2021 are initially represented by a temporary Global Security interests in which will be exchanged in accordance with the terms of the temporary Global Security for interests in this permanent Global Security and, if applicable, definitive Bearer Securities. The Euro Notes due 2021 are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture", which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee (the "Trustee").

ARTICLE ONE

PROMISE TO PAY

Subject as provided in this permanent Global Security, the Company, for value received, promises to pay the bearer of this permanent Global Security the sum of €2,000,000,000 (two billion Euros) or such lesser sum as is equal to the principal amount of the Euro Notes due 2021 represented by this permanent Global Security on June 3, 2021 or on such earlier date as the principal in respect of this permanent Global Security may become due under the Indenture and to pay interest on the principal sum for the time being outstanding at the rate of

5.750 per cent. Per annum from and including June 3, 2009, payable annually in arrear on each Interest Payment Date (as defined in the Indenture) until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Indenture.

The principal amount of Euro Notes due 2021 represented by this permanent Global Security shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./NV and Clearstream Banking, société anonyme (together the "relevant Clearing Systems"). The records of the relevant Clearing Systems (which expression in this permanent Global Security means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2021) shall be conclusive evidence of the principal amount of Euro Notes due 2021 represented by this permanent Global Security and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Euro Notes due 2021 represented by this permanent Global Security at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

ARTICLE TWO

EXCHANGE OF INTERESTS IN THE TEMPORARY GLOBAL SECURITY FOR INTERESTS IN THIS PERMANENT GLOBAL SECURITY

Upon any exchange of an interest recorded in the records of the relevant Clearing Systems in the temporary Global Security representing the Euro Notes due 2021 for an interest recorded in the records of the relevant Clearing Systems in this permanent Global Security, the Company shall procure that details of such exchange shall be entered pro rata in the records of the relevant Clearing Systems.

ARTICLE THREE

EXCHANGE FOR DEFINITIVE BEARER SECURITIES AND PURCHASES

The permanent Global Security will be exchangeable in whole but not in part (free of charge to the holder) for definitive Bearer Securities only:

(a) upon the happening of any of the events defined in the Indenture as "Events of Default";

(b) if either Euroclear or Clearstream, Luxembourg is closed for business for a continuous period of fourteen (14) days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available; or

(c) if the Company would suffer a disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Clearstream, Luxembourg which would not be suffered were the Euro Notes due 2021 in definitive form and a certificate to such effect signed by two current directors of the Company is given to the Trustee; or

(d) upon not less than sixty (60) days' written notice from Euroclear and/or Clearstream, Luxembourg (acting on the instructions of any holder of an interest in such permanent Global Security) to the Principal Paying Agent.

Thereupon (in the case of (a), (b) and (c) above) the holder of the permanent Global Security (acting on the instructions of one or more of the Accountholders (as defined below)) or the Trustee may give notice to the Company and (in the case of (c) above) the Company may give notice to the Trustee and the Holders, of its intention to exchange the permanent Global Security for definitive Bearer Securities on or after the Exchange Date (as defined below).

On or after the Exchange Date the holder of the permanent Global Security may or, in the case of (c) above, shall surrender the permanent Global Security to or to the order of the Principal Paying Agent. In exchange for the permanent Global Security the Company will deliver, or procure the delivery of, an equal aggregate principal amount of definitive Bearer Securities (having attached to them all Coupons in respect of interest which has not already been paid on the permanent Global Security), security printed in accordance with any applicable legal and stock exchange requirements and in or substantially in the form set out in the Indenture. On exchange of the permanent Global Security, the Company will procure that it is cancelled and, if the holder so requests, returned to the holder together with any relevant definitive Bearer Securities. Definitive Bearer Securities to be delivered on exchange shall be delivered only outside the United States. The definitive Bearer Securities to be issued on exchange will be in bearer form in the denomination of €50,000 each with Coupons attached and will be substantially in the form set out in Exhibit I to the Second Supplemental Indenture.

The Company shall deliver to the Trustee sufficient definitive Bearer Securities to give effect to any exchange as set forth in this Article Three.

For these purposes, "Exchange Date" means a day specified in the notice requiring exchange falling not less than sixty (60) days after that on which such notice is given and being a day on which banks are open for general business in the place in which the specified office of the Principal Paying Agent is located and, except in the case of exchange pursuant to (b) above, in the place in which the relevant clearing system is located.

ARTICLE FOUR

BENEFITS

Until the entire principal amount of this permanent Global Security has been extinguished in exchange for definitive Bearer Securities or in any other manner envisaged by the terms of the Second Supplemental Indenture, the bearer of this permanent Global Security shall in all respects be entitled to the same benefits as if he were the bearer of the definitive Bearer Securities referred to above. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Company, the Trustee and any Paying Agent may deem and treat the holder of this permanent Global Security as the absolute owner of this permanent Global Security for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this permanent Global Security and on the relevant definitive Bearer Securities and/or Coupons.

ARTICLE FIVE

PAYMENTS

Payments due in respect of Euro Notes due 2021 for the time being represented by this permanent Global Security shall be made to the bearer of this permanent Global Security and each payment so made will discharge the Company's obligations in respect thereof.

Upon any payment in respect of the Euro Notes due 2021 represented by this permanent Global Security, the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems. In the case of any payment of principal the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems and, upon any such entry being made, the principal amount of the Euro Notes due 2021 recorded in the records of the relevant Clearing Systems and represented by this permanent Global Security shall be reduced by the amount so paid. Any failure to make such entries shall not affect the discharge referred to in the previous paragraph.

ARTICLE SIX

ACCOUNTHOLDERS

For so long as any of the Euro Notes due 2021 are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, each person (other than a relevant Clearing System) who is for the time being shown in the records of a relevant Clearing System as the holder of a particular principal amount of Euro Notes due 2021 (each an "Accountholder") (in which regard any certificate or other document issued by a relevant Clearing System as to the principal amount of such Euro Notes due 2021 standing to the account of any person shall, in the absence of any manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Euro Notes due 2021 for all purposes (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest on such principal amount of such Euro Notes due 2021, the right to which shall be vested, as against the Company, solely in the bearer of this permanent Global Security in accordance with and subject to its terms and the terms of the Indenture. The Trustee will look solely to the relevant Clearing Systems for the determination of who may be treated as an Accountholder for all purposes under the Indenture (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest on such principal amount of such Euro Notes due 2021, the right to which shall be vested, as against the Company, solely in the bearer of this permanent Global Security in accordance with and subject to its terms and the terms of the Indenture.

Each Accountholder must look solely to the relevant Clearing Systems for its share of each payment made to the bearer of this permanent Global Security. With respect to this permanent Global Security, the "records" of Euroclear and Clearstream, Luxembourg shall mean the records that each of Euroclear and Clearstream, Luxembourg holds for its customers which reflect the amount of such customer's interest in the Euro Notes due 2021.

The Company covenants in favor of each Accountholder that it will make all payments in respect of the principal amount of Euro Notes due 2021 for the time being shown in the records of the relevant Clearing Systems as being held by the Accountholder and represented by this permanent Global Security to the bearer of this permanent Global Security in accordance with Article One above and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Company.

ARTICLE SEVEN

NOTICES

For so long as all of the Euro Notes due 2021 are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, notices to Holders may be given by delivery of the relevant notice to the relevant Clearing Systems for communication to the relative Accountholders rather than by publication as required by Section 1203 of the Second Supplemental Indenture, provided that, so long as the Euro Notes due 2021 are listed on the Irish Stock Exchange, notice will also be given by filing with the Companies Announcement Office of the Irish Stock Exchange if and to the extent that the guidelines of the Irish Stock Exchange so require. Any such notice shall be deemed to have been given to the Holders on the second day after the day on which such notice is delivered to the relevant Clearing Systems as aforesaid.

ARTICLE EIGHT

PRESCRIPTION

Claims against the Company in respect of principal and interest on the Euro Notes due 2021 represented by this permanent Global Security will be prescribed after ten (10) years (in the case of principal) and five (5) years (in the case of interest) from the Relevant Date (as defined in Article Ten of the Second Supplemental Indenture).

ARTICLE NINE

REDEMPTION AT THE OPTION OF THE COMPANY

For so long as all of the Euro Notes due 2021 are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, no drawing of Euro Notes due 2021 to be redeemed will be required under Section 703 of the Second Supplemental Indenture in the event that the Company exercises its option pursuant to Section 702 of the Second Supplemental Indenture in respect of less than the aggregate principal amount of the Euro Notes due 2021 outstanding at such time. In such event, the partial redemption will be effected in accordance with the rules and procedures of the relevant Clearing Systems (to be reflected in the records of the relevant Clearing Systems as either a pool factor or a reduction in nominal amount, at their discretion).

ARTICLE TEN

THE RELEVANT CLEARING SYSTEMS

The Euro Notes due 2021 represented by this permanent Global Security are transferable in accordance with the rules and procedures of the relevant Clearing Systems.

ARTICLE ELEVEN

AUTHENTICATION AND EFFECTUATION

This permanent Global Security shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Trustee referred to herein and effectuated by the entity appointed as common safe-keeper by the relevant Clearing Systems.

ARTICLE TWELVE

GOVERNING LAW

This permanent Global Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:____________________________ __
Name:
Title:

Attest:______________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

CERTIFICATE OF EFFECTUATION

Effectuated without recourse, warranty or liability by

__________________________________
as common safe-keeper

By:_______________________________
Name:
Title:

EXHIBIT I

FORM OF DEFINITIVE BEARER SECURITY

REPRESENTING THE EURO NOTES DUE 2021

AND RELATED COUPON

DEFINITIVE BEARER SECURITY

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

_____________________________________________________________________________________

[0,000/00,000]            ISIN:                COMMON CODE:                  [Serial No.]
                             XS0432071131        043207113

_____________________________________________________________________________________

PFIZER INC.

€2,000,000,000 5.750 PER CENT.

NOTES DUE 2021

This definitive Bearer Security is issued in respect of the 5.750 per cent. Notes due 2021 (the "Euro Notes due 2021") of Pfizer Inc. ( the "Company"). The issue of the Euro Notes due 2021 was authorized by a resolution of the Securities Committee of the Company on May 27, 2009, pursuant to an authorization of the Board of Directors of the Company dated June 27, 2002. The Euro Notes due 2021 are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture", which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee. The Euro Notes due 2021 are issued as Securities in bearer form in the denomination of €50,000 each with Coupons attached in an aggregate principal amount of €2,000,000,000.

The Company for value received and subject to and in accordance with the Indenture hereby promises to pay to the bearer on June 3, 2021 (or on such earlier date as the principal sum hereunder mentioned may become repayable in accordance with the Indenture) the principal sum of:

[€      ]

together with interest on the said principal sum at the rate of 5.750 per cent. Per annum payable annually in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the provisions of the Indenture.

Neither this definitive Bearer Security nor the Coupons appertaining hereto shall be or become valid or obligatory for any purpose unless and until this definitive Bearer Security has been authenticated by or on behalf of the Trustee referred to herein.

This definitive Bearer Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:____________________________ __
Name:
Title:

Attest:______________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

FORM OF COUPON

On the front:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

PFIZER INC.

€2,000,000,000 5.750 PER CENT.

NOTES DUE 2021

Coupon appertaining to a definitive Bearer Security in the denomination of €50,000.

This Coupon is separately           Coupon for
negotiable, payable to bearer,       [   ][   ]
and subject to the                         due on
terms of the Indenture.                  [   ], [20   ]

PFIZER INC.
By: ____________________

___________________________________________________________________________

[No.]       [0,000/00,000]                 ISIN:           COMMON CODE:            [Serial No.]
                                                XS0432071131        043207113

______________________________________________________________________________

EXHIBIT J

FORM OF TEMPORARY GLOBAL SECURITY

REPRESENTING THE STERLING NOTES

PFIZER INC.

TEMPORARY GLOBAL SECURITY

£1,500,000,000

6.500 PER CENT. NOTES DUE 2038

ISIN: XS0432072022
COMMON CODE: 043207202

This temporary Global Security is issued in respect of the 6.500 per cent. Notes due 2038 (the "Sterling Notes") of Pfizer Inc. (the "Company"). The Sterling Notes are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture"), which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee (the "Trustee").

ARTICLE ONE

PROMISE TO PAY

Subject as provided in this temporary Global Security, the Company, for value received, promises to pay the bearer of this temporary Global Security the sum of £1,500,000,000 (one billion and five hundred million Sterling) or such lesser sum as is equal to the principal amount of the Sterling Notes represented by this temporary Global Security on June 3, 2038 or on such earlier date as the principal in respect of this temporary Global Security may become due under the Indenture and to pay interest on the principal sum for the time being outstanding at the rate of 6.500 per cent. Per annum from and including June 3, 2009 payable annually in arrear on each Interest Payment Date (as defined in the Indenture) until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Indenture.

The principal amount of Sterling Notes represented by this temporary Global Security shall be the aggregate amount from time to time entered in the records of both Euroclear

Bank S.A./NV and Clearstream Banking, société anonyme (together the "relevant Clearing Systems"). The records of the relevant Clearing Systems (which expression in this temporary Global Security means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer's interest in the Sterling Notes) shall be conclusive evidence of the principal amount of Sterling Notes represented by this temporary Global Security and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Sterling Notes represented by this temporary Global Security at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

ARTICLE TWO

EXCHANGE FOR PERMANENT GLOBAL SECURITY AND PURCHASES

The permanent Global Security to be issued on exchange for interests in this temporary Global Security will be substantially in the form set out in Exhibit K of the Second Supplemental Indenture.

Subject as provided below, the permanent Global Security will only have an entry made to represent definitive Bearer Securities after the date which is forty (40) days after the closing date for the Sterling Notes (the "Exchange Date").

Interests in this temporary Global Security may be exchanged for interests recorded in the records of the relevant Clearing Systems in a duly executed and authenticated permanent Global Security without charge, in full or partial exchange for this temporary Global Security, in order that the permanent Global Security represents an aggregate principal amount of Sterling Notes equal to the principal amount of this temporary Global Security submitted for exchange. Notwithstanding the foregoing, no such exchange shall be made unless there shall have been presented to the Principal Paying Agent or such other person as the Principal Paying Agent may direct (the "Exchange Agent") by a relevant Clearing System a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of the Sterling Notes (as shown by its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture, from such person in the form required by it and substantially in the form set out in Exhibit B of the Base Indenture unless such certification has already been made.

Notwithstanding the foregoing, where this temporary Global Security has been exchanged in part for the permanent Global Security pursuant to the foregoing and definitive Bearer Securities have been issued in exchange for the total amount of Sterling Notes represented by the permanent Global Security pursuant to its terms, then interests in this temporary Global Security will no longer be exchangeable for interests in the permanent Global Security but will be exchangeable, in full or partial exchange, for duly executed and authenticated definitive Bearer Securities, without charge, in the denomination of £50,000 each with Coupons attached, such definitive Bearer Securities to be substantially in the form set out in the Second Supplemental Indenture. Notwithstanding the foregoing, definitive Bearer Securities shall not be so issued and delivered unless there shall have been presented to the Exchange Agent by a relevant Clearing System a certificate to the effect that it has received from or in respect of a person entitled to a beneficial interest in a particular principal amount of Sterling Notes (as shown by its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture, from such person in the form required by it and substantially in the form set out in Exhibit B of the Base Indenture unless such certification has already been made.

Any person who would, but for the provisions of this temporary Global Security and of the Indenture, otherwise be entitled to receive either (a) an interest in the permanent Global Security or (b) definitive Bearer Securities shall not be entitled to require the exchange of an appropriate part of this temporary Global Security for an interest in the permanent Global Security or definitive Bearer Securities unless and until he shall have delivered or caused to be delivered to a relevant Clearing System a certificate of non-US beneficial ownership in the form required by it and substantially in the form set out in Exhibit A of the Base Indenture.

Presentation of this temporary Global Security for exchange shall be made by the bearer hereof on any day (other than a Saturday or Sunday) on which banks are open for general business in London. The aggregate principal amount of interests in the permanent Global Security recorded in the records of the relevant Clearing Systems or, as the case may be, definitive Bearer Securities issued upon an exchange of this temporary Global Security will, subject to the terms hereof, be equal to the aggregate principal amount of this temporary Global Security submitted by the bearer for exchange (to the extent that such principal amount does not exceed the aggregate principal amount of this temporary Global Security).

Upon (a) any exchange of a part of this temporary Global Security for an interest in the permanent Global Security or for a definitive Bearer Security, (b) receipt of instructions from a relevant Clearing System that, following the purchase by or on behalf of the Company of a part of this temporary Global Security, part is to be cancelled or (c) any redemption of a part of this temporary Global Security, the Company shall procure that the portion of the principal amount of this temporary Global Security so exchanged, cancelled or redeemed shall be entered pro rata in the records of the relevant Clearing Systems. On an exchange in whole of this temporary Global Security, this temporary Global Security shall be surrendered to or to the order of the Paying Agent.

ARTICLE THREE

BENEFITS

Until the entire principal amount of this temporary Global Security has been extinguished in exchange for the permanent Global Security and/or definitive Bearer Securities, the bearer of this temporary Global Security shall in all respects be entitled to the same benefits as if he were the bearer of the definitive Bearer Securities referred to above, except that the bearer of this temporary Global Security shall only be entitled to receive any payment on this temporary Global Security on presentation of certificates as provided below. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Company, Trustee and any Paying Agent may deem and treat the holder of this temporary Global Security as the absolute owner of this temporary Global Security for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this temporary Global Security and on the relevant definitive Bearer Securities and/or Coupons.

ARTICLE FOUR

PAYMENTS

Payments due in respect of Sterling Notes for the time being represented by this temporary Global Security shall be made to the bearer of this temporary Global Security only upon presentation by a relevant Clearing System to the Paying Agent at its specified office of a certificate to the effect that it has received from or in respect of a person entitled to a particular principal amount of the Sterling Notes (as shown on its records) a certificate of non-US beneficial ownership in the form required by it and substantially in the form set forth in Exhibit A of the Base Indenture. Each payment so made will discharge the Company's obligations in respect thereof.

The bearer of this temporary Global Security will not be entitled to receive any payment of interest due on or after the Exchange Date unless, upon due certification, exchange of this temporary Global Security is improperly withheld or refused.

Upon any payment in respect of the Sterling Notes represented by this temporary Global Security, the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems. In the case of any payment of principal the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems and, upon such entry being made, the principal amount of the Sterling Notes recorded in the records of the relevant Clearing Systems and represented by this temporary Global Security shall be reduced by the amount so paid. Any failure to make such entries shall not affect the discharge referred to in the first paragraph above.

ARTICLE FIVE

ACCOUNTHOLDERS

For so long as any of the Sterling Notes is represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, each person (other than a relevant Clearing System) who is for the time being shown in the records of a relevant Clearing System as the holder of a particular principal amount of Sterling Notes (each an "Accountholder") (in which regard any certificate or other document issued by a relevant Clearing System as to the principal amount of such Sterling Notes standing to the account of any person shall, in the absence of manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Sterling Notes for all purposes (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture other than with respect to the payment of principal amount and interest of such Sterling Notes, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture. The Trustee will look solely to the relevant Clearing Systems for the determination of who may be treated as an Accountholder for all purposes under the Indenture (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest of such Sterling Notes, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture. Each Accountholder must look solely to the relevant Clearing Systems, for its share of each payment made to the bearer of this temporary Global Security. With respect to this temporary Global Security, the "records" of the relevant Clearing Systems shall mean the records that each of the relevant Clearing Systems holds for its customers which reflect the amount of such customer's interest in the Sterling Notes.

The Company covenants in favor of each Accountholder that it will make all payments in respect of the principal amount of Sterling Notes for the time being shown in the records of the relevant Clearing Systems as being held by the Accountholder and represented by this temporary Global Security to the bearer of this temporary Global Security in accordance with Article One hereof and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Company.

ARTICLE SIX

NOTICES

For so long as all of the Sterling Notes are represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, notices to Holders may be given by delivery of the relevant notice to the relevant Clearing Systems for communication to the relative Accountholders rather than by publication as required by Section 1203 of the Second Supplemental Indenture; provided that, so long as the Sterling Notes are listed on the Luxembourg Stock Exchange, notice will also be given by filing with the Companies Announcement Office of the Irish Stock Exchange if and to the extent that the guidelines of the Irish Stock Exchange so require. Any such notice shall be deemed to have been given to the Holders on the second day after the day on which such notice is delivered to the relevant Clearing Systems as aforesaid.

ARTICLE SEVEN

PRESCRIPTION

Claims against the Company in respect of principal and interest on the Sterling Notes represented by this temporary Global Security will be prescribed after ten (10) years (in the case of principal and five (5) years (in the case of interest) from the Relevant Date (as defined in Article Ten of the Second Supplemental Indenture).

ARTICLE EIGHT

REDEMPTION AT THE OPTION OF THE COMPANY

For so long as all of the Sterling Notes are represented by this temporary Global Security or by this temporary Global Security and the permanent Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, no drawing of Sterling Notes to be redeemed will be required under Section 703 of the Second Supplemental Indenture in the event that the Company exercises its option pursuant to Section 702 of the Second Supplemental Indenture in respect of less than the aggregate principal amount of the Sterling Notes outstanding at such time. In such event, the partial redemption will be effected in accordance with the rules and procedures of the relevant Clearing Systems (to be reflected in the records of the relevant Clearing Systems as either a pool factor or a reduction in nominal amount, at their discretion).

ARTICLE NINE

THE RELEVANT CLEARING SYSTEMS

The Sterling Notes represented by this temporary Global Security are transferable in accordance with the rules and procedures of the relevant Clearing Systems.

ARTICLE TEN

AUTHENTICATION AND EFFECTUATION

This temporary Global Security shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Trustee referred to herein and effectuated by the entity appointed as common safe-keeper by the relevant Clearing Systems.

ARTICLE ELEVEN

GOVERNING LAW

This temporary Global Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:____________________________ __
Name:
Title:

Attest:______________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

CERTIFICATE OF EFFECTUATION

Effectuated without recourse, warranty or liability by

__________________________________
as common safe-keeper

By:_______________________________
Name:
Title:

EXHIBIT K

FORM OF PERMANENT GLOBAL SECURITY

REPRESENTING THE STERLING NOTES

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

PFIZER INC.

PERMANENT GLOBAL SECURITY

£1,500,000,000

6.500 PER CENT. NOTES DUE 2038

ISIN: XS0432072022
COMMON CODE: 043207202

This permanent Global Security is issued in respect of the 6.500 per cent. Notes due 2038 (the " Sterling Notes") of Pfizer Inc. (the "Company"). The Sterling Notes are initially represented by a temporary Global Security interests in which will be exchanged in accordance with the terms of the temporary Global Security for interests in this permanent Global Security and, if applicable, definitive Bearer Securities. The Sterling Notes are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture", which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee (the "Trustee").

ARTICLE ONE

PROMISE TO PAY

Subject as provided in this permanent Global Security, the Company, for value received, promises to pay the bearer of this permanent Global Security the sum of £1,500,000,000 (one billion and five hundred million Sterling) or such lesser sum as is equal to the principal amount of the Sterling Notes represented by this permanent Global Security on June 3, 2038 or on such earlier date as the principal in respect of this permanent Global Security may become due under the Indenture and to pay interest on the principal sum for the time being outstanding at the rate of 6.500 per cent. Per annum from and including June 3, 2009, payable annually in arrear on each Interest Payment Date (as defined in the Indenture) until payment of the principal sum has been made or duly provided for in full together with any other amounts as may be payable, all subject to and under the Indenture.

The principal amount of Sterling Notes represented by this permanent Global Security shall be the aggregate amount from time to time entered in the records of both Euroclear Bank S.A./NV and Clearstream Banking, société anonyme (together the "relevant Clearing Systems"). The records of the relevant Clearing Systems (which expression in this permanent Global Security means the records that each relevant Clearing System holds for its customers which reflect the amount of such customer's interest in the Sterling Notes) shall be conclusive evidence of the principal amount of Sterling Notes represented by this permanent Global Security and, for these purposes, a statement issued by a relevant Clearing System (which statement shall be made available to the bearer upon request) stating the nominal amount of Sterling Notes represented by this permanent Global Security at any time shall be conclusive evidence of the records of the relevant Clearing System at that time.

ARTICLE TWO

EXCHANGE OF INTERESTS IN THE TEMPORARY GLOBAL SECURITY FOR INTERESTS IN THIS PERMANENT GLOBAL SECURITY

Upon any exchange of an interest recorded in the records of the relevant Clearing Systems in the temporary Global Security representing the Sterling Notes for an interest recorded in the records of the relevant Clearing Systems in this permanent Global Security, the Company shall procure that details of such exchange shall be entered pro rata in the records of the relevant Clearing Systems.

ARTICLE THREE

EXCHANGE FOR DEFINITIVE BEARER SECURITIES AND PURCHASES

The permanent Global Security will be exchangeable in whole but not in part (free of charge to the holder) for definitive Bearer Securities only:

(a) upon the happening of any of the events defined in the Indenture as "Events of Default";

(b) if either Euroclear or Clearstream, Luxembourg is closed for business for a continuous period of fourteen (14) days (other than by reason of holiday, statutory or otherwise) or announces an intention permanently to cease business or does in fact do so and no alternative clearing system satisfactory to the Trustee is available; or

(c) if the Company would suffer a disadvantage as a result of a change in laws or regulations (taxation or otherwise) or as a result of a change in the practice of Euroclear and/or Clearstream, Luxembourg which would not be suffered were the Sterling Notes in definitive form and a certificate to such effect signed by two current directors of the Company is given to the Trustee; or

(d) upon not less than sixty (60) days' written notice from Euroclear and/or Clearstream, Luxembourg (acting on the instructions of any holder of an interest in such permanent Global Security) to the Principal Paying Agent.

Thereupon (in the case of (a), (b) and (c) above) the holder of the permanent Global Security (acting on the instructions of one or more of the Accountholders (as defined below)) or the Trustee may give notice to the Company and (in the case of (c) above) the Company may give notice to the Trustee and the Holders, of its intention to exchange the permanent Global Security for definitive Bearer Securities on or after the Exchange Date (as defined below).

On or after the Exchange Date the holder of the permanent Global Security may or, in the case of (c) above, shall surrender the permanent Global Security to or to the order of the Principal Paying Agent. In exchange for the permanent Global Security the Company will deliver, or procure the delivery of, an equal aggregate principal amount of definitive Bearer Securities (having attached to them all Coupons in respect of interest which has not already been paid on the permanent Global Security), security printed in accordance with any applicable legal and stock exchange requirements and in or substantially in the form set out in the Indenture. On exchange of the permanent Global Security, the Company will procure that it is cancelled and, if the holder so requests, returned to the holder together with any relevant definitive Bearer Securities. Definitive Bearer Securities to be delivered on exchange shall be delivered only outside the United States. The definitive Bearer Securities to be issued on exchange will be in bearer form in the denomination of £50,000 each with Coupons attached and will be substantially in the form set out in Exhibit L to the Second Supplemental Indenture.

The Company shall deliver to the Trustee sufficient definitive Bearer Securities to give effect to any exchange as set forth in this Article Three.

For these purposes, "Exchange Date" means a day specified in the notice requiring exchange falling not less than sixty (60) days after that on which such notice is given and being a day on which banks are open for general business in the place in which the specified office of the Principal Paying Agent is located and, except in the case of exchange pursuant to (b) above, in the place in which the relevant clearing system is located.

ARTICLE FOUR

BENEFITS

Until the entire principal amount of this permanent Global Security has been extinguished in exchange for definitive Bearer Securities or in any other manner envisaged by the terms of the Second Supplemental Indenture, the bearer of this permanent Global Security shall in all respects be entitled to the same benefits as if he were the bearer of the definitive Bearer Securities referred to above. Accordingly, except as ordered by a court of competent jurisdiction or as required by law or applicable regulation, the Company, the Trustee and any Paying Agent may deem and treat the holder of this permanent Global Security as the absolute owner of this permanent Global Security for all purposes. All payments of any amounts payable and paid to such holder shall, to the extent of the sums so paid, discharge the liability for the moneys payable on this permanent Global Security and on the relevant definitive Bearer Securities and/or Coupons.

ARTICLE FIVE

PAYMENTS

Payments due in respect of Sterling Notes for the time being represented by this permanent Global Security shall be made to the bearer of this permanent Global Security and each payment so made will discharge the Company's obligations in respect thereof.

Upon any payment in respect of the Sterling Notes represented by this permanent Global Security, the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems. In the case of any payment of principal the Company shall procure that the amount so paid shall be entered pro rata in the records of the relevant Clearing Systems and, upon any such entry being made, the principal amount of the Sterling Notes recorded in the records of the relevant Clearing Systems and represented by this permanent Global Security shall be reduced by the amount so paid. Any failure to make such entries shall not affect the discharge referred to in the previous paragraph.

ARTICLE SIX

ACCOUNTHOLDERS

For so long as any of the Sterling Notes are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, each person (other than a relevant Clearing System) who is for the time being shown in the records of a relevant Clearing System as the holder of a particular principal amount of Sterling Notes (each an "Accountholder") (in which regard any certificate or other document issued by a relevant Clearing System as to the principal amount of such Sterling Notes standing to the account of any person shall, in the absence of any manifest error, be conclusive and binding for all purposes) shall be treated as the holder of such principal amount of such Sterling Notes for all purposes (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest on such principal amount of such Sterling Notes, the right to which shall be vested, as against the Company, solely in the bearer of this permanent Global Security in accordance with and subject to its terms and the terms of the Indenture. The Trustee will look solely to the relevant Clearing Systems for the determination of who may be treated as an Accountholder for all purposes under the Indenture (including but not limited to, for the purposes of any quorum requirements of, or the right to demand a poll at, meetings of the Holders and giving notice to the

Company pursuant to Section 501 of the Base Indenture) other than with respect to the payment of principal amount and interest on such principal amount of such Sterling Notes, the right to which shall be vested, as against the Company, solely in the bearer of this temporary Global Security in accordance with and subject to its terms and the terms of the Indenture. Each Accountholder must look solely to the relevant Clearing Systems for its share of each payment made to the bearer of this permanent Global Security. With respect to this permanent Global Security, the "records" of Euroclear and Clearstream, Luxembourg shall mean the records that each of Euroclear and Clearstream, Luxembourg holds for its customers which reflect the amount of such customer's interest in the Sterling Notes.

The Company covenants in favor of each Accountholder that it will make all payments in respect of the principal amount of Sterling Notes for the time being shown in the records of the relevant Clearing Systems as being held by the Accountholder and represented by this permanent Global Security to the bearer of this permanent Global Security in accordance with Article One above and acknowledges that each Accountholder may take proceedings to enforce this covenant and any of the other rights which it has under the first paragraph of this clause directly against the Company.

ARTICLE SEVEN

NOTICES

For so long as all of the Sterling Notes are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of a relevant Clearing System, notices to Holders may be given by delivery of the relevant notice to the relevant Clearing Systems for communication to the relative Accountholders rather than by publication as required by Section 1203 of the Second Supplemental Indenture, provided that, so long as the Sterling Notes are listed on the Irish Stock Exchange, notice will also be given by filing with the Companies Announcement Office of the Irish Stock Exchange if and to the extent that the guidelines of the Irish Stock Exchange so require. Any such notice shall be deemed to have been given to the Holders on the second day after the day on which such notice is delivered to the relevant Clearing Systems as aforesaid.

ARTICLE EIGHT

PRESCRIPTION

Claims against the Company in respect of principal and interest on the Sterling Notes represented by this permanent Global Security will be prescribed after ten (10) years (in the case of principal) and five (5) years (in the case of interest) from the Relevant Date (as defined in Article Ten of the Second Supplemental Indenture).

ARTICLE NINE

REDEMPTION AT THE OPTION OF THE COMPANY

For so long as all of the Sterling Notes are represented by this permanent Global Security or by this permanent Global Security and the temporary Global Security and such Global Security(s) is/are held on behalf of the relevant Clearing Systems, no drawing of Sterling Notes to be redeemed will be required under Section 703 of the Second Supplemental Indenture in the event that the Company exercises its option pursuant to Section 702 of the Second Supplemental Indenture in respect of less than the aggregate principal amount of the Sterling Notes outstanding at such time. In such event, the partial redemption will be effected in accordance with the rules and procedures of the relevant Clearing Systems (to be reflected in the records of the relevant Clearing Systems as either a pool factor or a reduction in nominal amount, at their discretion).

ARTICLE TEN

THE RELEVANT CLEARING SYSTEMS

The Sterling Notes represented by this permanent Global Security are transferable in accordance with the rules and procedures of the relevant Clearing Systems.

ARTICLE ELEVEN

AUTHENTICATION AND EFFECTUATION

This permanent Global Security shall not become valid or enforceable for any purpose unless and until it has been authenticated by or on behalf of the Trustee referred to herein and effectuated by the entity appointed as common safe-keeper by the relevant Clearing Systems.

ARTICLE TWELVE

GOVERNING LAW

This permanent Global Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:____________________________ __
Name:
Title:

Attest:______________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

CERTIFICATE OF EFFECTUATION

Effectuated without recourse, warranty or liability by

__________________________________
as common safe-keeper

By:_______________________________
Name:
Title:

EXHIBIT L

FORM OF DEFINITIVE BEARER SECURITY

REPRESENTING THE STERLING NOTES

AND RELATED COUPON

DEFINITIVE BEARER SECURITY

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

_____________________________________________________________________________________________________

[0,000/00,000]           ISIN:                    COMMON CODE:              [Serial No.]
                              XS0432072022           043207202

______________________________________________________________________________________________________

PFIZER INC.

£1,500,000,000 6.500 PER CENT.
NOTES DUE 2038

This definitive Bearer Security is issued in respect of the 6.500 per cent. Notes due 2038 (the "Sterling Notes") of Pfizer Inc. (the "Company"). The issue of the Sterling Notes was authorized by a resolution of the Securities Committee of the Company on May 27, 2009, pursuant to an authorization of the Board of Directors of the Company dated June 27, 2002. The Sterling Notes are issued subject to and with the benefit of an indenture, dated as of January 30, 2001 (the "Base Indenture") as supplemented by the Second Supplemental Indenture dated as of June 2, 2009 (the "Second Supplemental Indenture" and, together with the Base Indenture, the "Indenture", which then shall have the meaning assigned to it in such instrument), between, among others, the Company and The Bank of New York Mellon as Trustee. The Sterling Notes are issued as Securities in bearer form in the denomination of £50,000 each with Coupons attached in an aggregate principal amount of £1,500,000,000.

The Company for value received and subject to and in accordance with the Indenture hereby promises to pay to the bearer on June 3, 2038 (or on such earlier date as the principal sum hereunder mentioned may become repayable in accordance with the Indenture) the principal sum of:

[£      ]

together with interest on the said principal sum at the rate of 6.500 per cent. Per annum payable annually in arrear on each Interest Payment Date and together with such other amounts (if any) as may be payable, all subject to and in accordance with the provisions of the Indenture.

Neither this definitive Bearer Security nor the Coupons appertaining hereto shall be or become valid or obligatory for any purpose unless and until this definitive Bearer Security has been authenticated by or on behalf of the Trustee referred to herein.

This definitive Bearer Security is governed by, and shall be construed in accordance with, the law of the State of New York.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

PFIZER INC.

Dated:
By:______________________________
Name:
Title:

Attest:_____________________________
Name:
Title:
Dated:

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Second Supplemental Indenture.

The Bank of New York Mellon, as Trustee

By:_______________________________
Name:
Title:

FORM OF COUPON

On the front:

ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

PFIZER INC.

£1,500,000,000 6.500 PER CENT.
NOTES DUE 2038

Coupon appertaining to a definitive Bearer Security in the denomination of £50,000.

This Coupon is separately              Coupon for
negotiable, payable to bearer,        [    ][    ]
and subject to the                          due on
terms of the Indenture.                   [     ], [20   ]

PFIZER INC.

By: ____________________

____________________________________________________________________________

[No.]        [0,000/00,000]          ISIN:                   COMMON CODE:         [Serial No.]

                                              XS0432072022          043207202

____________________________________________________________________________

L-4